This is filed pursuant to Rule 497(c)
File Nos. 33-37512 and 811-6205.

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

                P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
                           TOLL FREE (800) 221-5672
                   FOR LITERATURE: TOLL FREE (800) 227-4618

                          PROSPECTUS AND APPLICATION

                               NOVEMBER 1, 1996

       U.S. GOVERNMENT FUNDS                  GLOBAL BOND FUNDS
       -ALLIANCE SHORT-TERM U.S.              -ALLIANCE NORTH AMERICAN
         GOVERNMENT FUND                        GOVERNMENT INCOME TRUST
       -U.S. GOVERNMENT                       -ALLIANCE GLOBAL DOLLAR
         PORTFOLIO                              GOVERNMENT FUND
       -ALLIANCE LIMITED MATURITY             -ALLIANCE GLOBAL STRATEGIC
         GOVERNMENT FUND                        INCOME TRUST

       MORTGAGE FUND                          CORPORATE BOND FUND
       -ALLIANCE MORTGAGE                     -CORPORATE BOND PORTFOLIO
         SECURITIES INCOME FUND

       MULTI-MARKET FUNDS
       -ALLIANCE WORLD INCOME TRUST
       -ALLIANCE SHORT-TERM
         MULTI-MARKET TRUST
       -ALLIANCE MULTI-MARKET
         STRATEGY TRUST


TABLE OF CONTENTS                               PAGE
The Funds at a Glance                              2
Expense Information                                4
Financial Highlights                               7
Glossary                                          15
Description of the Funds                          16
  Investment Objectives and Policies              16
  Additional Investment Practices                 23
  Certain Fundamental Investment Policies         34
  Risk Considerations                             36
Purchase and Sale of Shares                       40
Management of the Funds                           42
Dividends, Distributions and Taxes                44
General Information.                              45
Appendix A: Bond Ratings                         A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                           B-1


                                   Adviser
                       Alliance Capital Management L.P.
                         1345 Avenue Of The Americas
                           New York, New York 10105


The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Fund invests in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Fund invests primarily in corporate debt securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


Each Fund (except Alliance World Income Trust) offers three classes of shares that may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the "Class B shares"), or
(iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). Alliance World Income Trust offers only one class of shares, which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See "Purchase and Sale of Shares."


AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ALLIANCE
INVESTING WITHOUT THE MYSTERY.


R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.



THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.


U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.

U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.

LIMITED MATURITY GOVERNMENT FUND
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value.

INVESTS PRIMARILY IN . . . U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.


MORTGAGE FUND

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.

INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.


INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. The Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


GLOBAL STRATEGIC INCOME TRUST

SEEKS . . . Primarily a high level of current income and secondarily capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of fixed-income securities of U.S. and non-U.S. issuers.


CORPORATE BOND FUND

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term; secondarily, the Fund will attempt to increase its capital through appreciation of its investments.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Dollar-denominated corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate daily as the prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Some of the Funds invest in high-yield, high-risk bonds that are rated below investment grade and are considered to have predominantly speculative characteristics. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Funds-Additional Investment Practices" and "-Risk Considerations."

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund (except WORLD INCOME) can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24 HOUR INFORMATION


ALLIANCE
INVESTING WITHOUT THE MYSTERY.


R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                             EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, no deferred sales charge, and no redemption fee or exchange fee. For each Fund, the "Examples" below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.



                                                 CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                 --------------     ----------------    ----------------
Maximum sales charge imposed on purchases
  (as a percentage of offering price)                4.25%(a)              None               None
Sales charge imposed on dividend reinvestments        None                 None               None
Deferred sales charge (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower)                       None                 3.0%            1.0% during
                                                                        during the      the first year,
                                                                        first year,      0% thereafter
                                                                     decreasing 1.0%
                                                                      annually to 0%
                                                                        after the
                                                                      third year (b)
Exchange fee                                          None                 None               None



(A) REDUCED FOR LARGER PURCHASES. PURCHASES OF $1,000,000 OR MORE ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT MAY BE SUBJECT TO A 1.0% DEFERRED SALES CHARGE ON REDEMPTIONS WITHIN ONE YEAR OF PURCHASE. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 40.


(B) CLASS B SHARES OF EACH FUND AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 40.



                   ANNUAL OPERATING EXPENSES                                                  EXAMPLES
--------------------------------------------------------------    -----------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT           CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees(b)
    (after waiver)                    None     None     None      After 1 year     $ 57      $ 53       $ 23      $ 33       $ 23
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 89      $ 80       $ 70      $ 69       $ 69
  Other expenses                                                  After 5 years    $122      $119       $119      $119       $119
    Interest expense                   .13%     .13%     .12%     After 10 years   $217      $223       $223      $255       $255
    Other operating expenses (a)(b)
      (after reimbursement)           1.10%    1.10%    1.10%
  Total other expenses                1.23%    1.23%    1.22%
  Total fund operating expenses(b)
      (after waiver/reimbursement)    1.53%    2.23%    2.22%

U.S. GOVERNMENT                      CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .53%     .53%     .53%     After 1 year     $ 52      $ 47       $ 17      $ 27       $ 17
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 73      $ 64       $ 54      $ 54       $ 54
  Other expenses(a)                    .18%     .19%     .18%     After 5 years    $ 96      $ 93       $ 93      $ 93       $ 93
  Total fund operating                                            After 10 years   $161      $167       $167      $202       $202
    expenses                          1.01%    1.72%    1.71%

LIMITED MATURITY GOVERNMENT          CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .65%     .65%     .65%     After 1 year     $ 63      $ 59       $ 29      $ 39       $ 29
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $107      $ 98       $ 88      $ 88       $ 88
  Other expenses                                                  After 5 years    $153      $150       $150      $150       $150
    Interest expense                   .73%     .74%     .75%     After 10 years   $279      $285       $285      $318       $318
    Other operating expenses(a)        .46%     .46%     .45%
  Total other expenses                1.19%    1.20%    1.20%
  Total fund operating expenses(h)    2.14%    2.85%    2.85%

MORTGAGE SECURITIES INCOME           CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .51%     .51%     .51%     After 1 year     $ 59      $ 54       $ 24      $ 34       $ 24
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 93      $ 84       $ 74      $ 73       $ 73
  Other expenses                                                  After 5 years    $129      $127       $127      $126       $126
    Interest expense                   .63%     .63%     .62%     After 10 years   $231      $237       $237      $269       $269
    Other operating expenses(a)        .22%     .23%     .22%
Total other expenses                   .85%     .86%     .84%
Total fund operating expenses(g)      1.66%    2.37%    2.35%


PLEASE REFER TO THE FOOTNOTES ON PAGE 5.


4



                  ANNUAL OPERATING EXPENSES                                                     EXAMPLES
--------------------------------------------------------------    -----------------------------------------------------------------
WORLD INCOME
  Management fees(c)(after waiver)              .49%              After 1 year               $ 20
  12b-1 fees(c)(after waiver)                   .68%              After 3 years              $ 62
  Other expenses(a)                             .80%              After 5 years              $106
  Total fund operating expenses(c)                                After 10 years             $230
    (after waiver)                             1.97%

SHORT-TERM MULTI-MARKET              CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .55%     .55%     .55%     After 1 year     $ 54      $ 50       $ 20      $ 29       $ 19
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 80      $ 71       $ 61      $ 60       $ 60
  Other expenses(a)                    .38%     .40%     .37%     After 5 years    $107      $105       $105      $104       $104
  Total fund operating expenses       1.23%    1.95%    1.92%     After 10 years   $185      $192       $192      $224       $224

MULTI-MARKET STRATEGY                CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .60%     .60%     .60%     After 1 year     $ 58      $ 53       $ 23      $ 33       $ 23
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 91      $ 82       $ 72      $ 72       $ 72
  Other expenses                                                  After 5 years    $126      $123       $123      $123       $123
    Interest expense                   .05%     .07%     .05%     After 10 years   $224      $229       $229      $263       $263
    Other operating expenses(a)        .65%     .62%     .64%
  Total other expenses                 .70%     .69%     .69%
  Total fund operating expenses(d)    1.60%    2.29%    2.29%

NORTH AMERICAN
GOVERNMENT INCOME                    CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees(e)                   .65%     .65%     .65%     After 1 year     $ 68      $ 64       $ 34      $ 44       $ 34
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $120      $112       $102      $102       $102
  Other expenses                                                  After 5 years    $176      $174       $174      $174       $174
    Interest expense                  1.11%    1.11%    1.12%     After 10 years   $325      $331       $331      $362       $362
    Other operating expenses(a)        .56%     .57%     .56%
  Total other expenses                1.67%    1.68%    1.68%
  Total fund operating expenses(f)    2.62%    3.33%    3.33%

GLOBAL DOLLAR GOVERNMENT             CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .75%     .75%     .75%     After 1 year     $ 59      $ 54       $ 24      $ 34       $ 24
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 92      $ 84       $ 74      $ 73       $ 73
  Other expenses(a)                    .60%     .62%     .60%     After 5 years    $128      $127       $127      $126       $126
  Total fund operating expenses       1.65%    2.37%    2.35%     After 10 years   $230      $236       $236      $269       $269

GLOBAL STRATEGIC INCOME              CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees(i)(after waiver)    None     None     None      After 1 year     $ 61      $ 56       $ 26      $ 36       $ 26
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $100      $ 91       $ 81      $ 81       $ 81
  Other expenses(a)(i)                                            After 5 years    $141      $138       $138      $138       $138
    (after reimbursement)             1.60%    1.60%    1.60%     After 10 years   $255      $261       $261      $293       $293
  Total fund operating
    expenses(i)(after waiver/
    reimbursement)                    1.90%    2.60%    2.60%

CORPORATE BONDCLASS A                CLASS A  CLASS B  CLASS C                   CLASS A   CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                     -------  -------  -------                   -------   --------  ---------  --------  ---------
  Management fees                      .63%     .63%     .63%     After 1 year     $ 54      $ 49       $ 19      $ 29       $ 19
  12b-1 fees                           .30%    1.00%    1.00%     After 3 years    $ 79      $ 70       $ 60      $ 60       $ 60
  Other expenses(a)                    .27%     .27%     .27%     After 5 years    $106      $103       $103      $103       $103
  Total fund operating expenses       1.20%    1.90%    1.90%     After 10 years   $182      $187       $187      $222       $222


+     ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN
YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.

++    ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD
TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.

(a) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE, BASED ON A FIXED DOLLAR AMOUNT CHARGED TO THE FUND FOR EACH SHAREHOLDER'S ACCOUNT.

(b) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES WOULD HAVE BEEN 2.19% FOR CLASS A, 2.19% FOR CLASS B AND 2.17% FOR CLASS C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 3.17% FOR CLASS A, 3.87% FOR CLASS B AND 3.85% FOR CLASS C.

(c) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.35%.

(d) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.55%, FOR CLASS B, 2.22% AND FOR CLASS C, 2.24%.

(e)  REPRESENTS .65 OF 1% OF THE FUND'S AVERAGE DAILY ADJUSTED TOTAL NET
ASSETS.

(f) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.51%, FOR CLASS B, 2.22% AND FOR CLASS C, 2.21%.

(g) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.03%, FOR CLASS B, 1.74%, FOR CLASS C, 1.73%.

(h) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.41%, FOR CLASS B, 2.11%, FOR CLASS C, 2.10%.

(i) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENT. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 27.55% FOR CLASS A, 27.55% FOR CLASS B, AND 27.55% FOR CLASS C AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 28.60% FOR CLASS A, 29.30% FOR CLASS B, AND 29.30% FOR CLASS C.


5



The purpose of the tables on pages 4 and 5 is to assist the investor in understanding the various costs and expenses that shareholders of a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds-Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT, "interest expense" represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See "Description of Funds-Risk Considerations-Effects of Borrowing." Excluding interest expense, total fund operating expenses of each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT would be lower (see notes (b), (d), (f), (g) and
(h) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The management fee rates of GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, are higher than that paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL RETURN WILL VARY.


6



                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables relating to SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and the information in the tables relating to U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND has been audited by Ernst & Young LLP, the independent auditors for these Funds. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.



Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


7




                                            NET                          NET            NET
                                           ASSET                    REALIZED AND      INCREASE
                                           VALUE          NET        UNREALIZED     (DECREASE) IN   DIVIDENDS FROM  DISTRIBUTIONS
                                      BEGINNING OF    INVESTMENT   GAIN (LOSS) ON  NET ASSET VALUE  NET INVESTMENT     FROM NET
FISCAL YEAR OR PERIOD                     PERIOD     INCOME (LOSS)   INVESTMENTS   FROM OPERATIONS      INCOME      REALIZED GAINS
---------------------------------     ------------   ------------  --------------  ---------------  --------------  --------------
SHORT-TERM U.S. GOVERNMENT#
CLASS A
Year Ended 8/31/96                        $ 9.70         $ .47          $ (.02)          $ .45          $ (.49)          $0.00
Year Ended 8/31/95                          9.67           .42             .05             .47            (.41)           0.00
Period Ended 8/31/94**                      9.77           .14            (.09)            .05            (.12)           0.00
Year Ended 4/30/94                         10.22           .35            (.29)            .06            (.42)           0.00
5/4/92+ to 4/30/93                         10.00           .46             .34             .80            (.46)           (.12)

CLASS B
Year Ended 8/31/96                        $ 9.81         $ .41          $ (.03)          $ .38          $ (.42)          $0.00
Year Ended 8/31/95                          9.78           .36             .04             .40            (.34)           0.00
Period Ended 8/31/94**                      9.88           .10            (.07)            .03            (.11)           0.00
Year Ended 4/30/94                         10.31           .40            (.39)            .01            (.35)           0.00
5/4/92+ to 4/30/93                         10.00           .38             .33             .71            (.38)           (.02)

CLASS C
Year Ended 8/31/96                        $ 9.80         $ .40          $ (.02)          $ .38          $ (.42)          $0.00
Year Ended 8/31/95                          9.77           .34             .06             .40            (.34)           0.00
Period Ended 8/31/94**                      9.87           .10            (.07)            .03            (.11)           0.00
8/2/93++ to 4/30/94                        10.34           .26            (.42)           (.16)           (.25)           0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/96                        $ 7.96         $ .58          $ (.44)          $ .14          $ (.58)          $0.00
Year Ended 6/30/95                          7.84           .64             .13             .77            (.65)           0.00
Year Ended 6/30/94                          8.64           .65            (.80)           (.15)           (.65)           0.00
Year Ended 6/30/93                          8.34           .69             .29             .98            (.68)           0.00
Year Ended 6/30/92                          8.01           .70             .35            1.05            (.72)           0.00
Year Ended 6/30/91                          8.14           .81            (.11)            .70            (.83)           0.00
Year Ended 6/30/90                          8.49           .86            (.38)            .48            (.83)           0.00
Year Ended 6/30/89                          8.51           .89            (.03)            .86            (.88)           0.00
Year Ended 6/30/88                          8.90           .93            (.39)            .54            (.93)           0.00
Year Ended 6/30/87                          9.24           .98            (.34)            .64            (.98)           0.00

CLASS B
Year Ended 6/30/96                        $ 7.96         $ .52          $ (.44)          $ .08          $ (.52)          $0.00
Year Ended 6/30/95                          7.84           .58             .13             .71            (.59)           0.00
Year Ended 6/30/94                          8.64           .59            (.80)           (.21)           (.59)           0.00
Year Ended 6/30/93                          8.34           .62             .30             .92            (.62)           0.00
9/30/91++ to 6/30/92                        8.25           .49             .09             .58            (.49)           0.00

CLASS C
Year Ended 6/30/96                        $ 7.96         $ .52          $ (.44)          $ .08          $ (.52)          $0.00
Year Ended 6/30/95                          7.83           .58             .14             .72            (.59)           0.00
Year Ended 6/30/94                          8.64           .59            (.81)           (.22)           (.59)           0.00
4/30/93++ to 6/30/93                        8.56           .10             .08             .18            (.10)           0.00

LIMITED MATURITY GOVERNMENT
CLASS A
Six Months Ended 5/31/96 unaudited        $ 9.52         $ .25(h)       $ (.25)          $ .00          $ (.27)          $0.00
Year Ended 11/30/95                         9.51           .52(h)          .02             .54            (.50)           0.00
Year Ended 11/30/94                         9.94           .42            (.32)            .10            (.48)           (.01)
Year Ended 11/30/93                         9.84           .57             .11             .68            (.58)           0.00
6/1/92+ to 11/30/92                        10.00           .35            (.17)            .18            (.34)           0.00

CLASS B
Six Months Ended 5/31/96 unaudited        $ 9.52         $ .22(h)       $ (.25)          $(.03)         $ (.24)          $0.00
Year Ended 11/30/95                         9.52           .46(h)          .01             .47            (.44)           0.00
Year Ended 11/30/94                         9.94           .39            (.35)            .04            (.42)           (.01)
Year Ended 11/30/93                         9.84           .49             .12             .61            (.51)           0.00
6/1/92+ to 11/30/92                        10.00           .31            (.17)            .14            (.30)           0.00

CLASS C
Six Months Ended 5/31/96 unaudited        $ 9.52         $ .22(h)       $ (.25)          $(.03)         $ (.24)          $0.00
Year Ended 11/30/95                         9.52           .46(h)          .01             .47            (.44)           0.00
Year Ended 11/30/94                         9.94           .37            (.33)            .04            (.42)           (.01)
5/3/93++ to 11/30/93                        9.98           .27            (.03)            .24            (.28)           0.00

MORTGAGE SECURITIES INCOME
CLASS A
Six Months Ended 6/30/96 unaudited        $ 8.75         $ .26          $ (.31)          $(.05)         $ (.29)          $0.00
Year Ended 12/31/95                         8.13           .57(h)          .64            1.21            (.57)           0.00
Year Ended 12/31/94                         9.29           .57           (1.13)           (.56)           (.58)           0.00
Year Ended 12/31/93                         9.08           .67             .23             .90            (.67)           0.00
Year Ended 12/31/92                         9.21           .77            (.09)            .68            (.81)           0.00
Year Ended 12/31/91                         8.79           .88             .41            1.29            (.87)           0.00
Year Ended 12/31/90                         8.76           .87             .03             .90            (.87)           0.00
Year Ended 12/31/89                         8.81           .97            (.05)            .92            (.97)           0.00
Year Ended 12/31/88                         9.03           .99            (.23)            .76            (.98)           0.00
Year Ended 12/31/87                         9.74          1.00            (.68)            .32           (1.00)           (.03)
Year Ended 12/31/86                         9.97          1.06            (.02)           1.04           (1.06)           (.21)

CLASS B
Six Months Ended 6/30/96 unaudited        $ 8.75         $ .23          $ (.31)          $(.08)         $ (.26)          $0.00
Year Ended 12/31/95                         8.13           .51(h)          .64            1.15            (.51)           0.00
Year Ended 12/31/94                         9.29           .51           (1.14)           (.63)           (.51)           0.00
Year Ended 12/31/93                         9.08           .61             .22             .83            (.60)           0.00
1/30/92++ to 12/31/92                       9.16           .68            (.08)            .60            (.68)           0.00

CLASS C
Six Months Ended 6/30/96 unaudited        $ 8.75         $ .23          $ (.31)          $(.08)         $ (.26)          $0.00
Year Ended 12/31/95                         8.13           .51(h)          .64            1.15            (.51)           0.00
Year Ended 12/31/94                         9.29           .51           (1.14)           (.63)           (.51)           0.00
5/3/93++ to 12/31/93                        9.30           .40            0.00             .40            (.40)           0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


8



DISTRIBUTIONS                                              TOTAL        NET ASSETS                  RATIO OF NET
 IN EXCESS                   TOTAL                      INVESTMENT       AT END OF      RATIO        INVESTMENT
   OF NET       RETURN     DIVIDENDS      NET ASSET       RETURN          PERIOD     OF EXPENSES    INCOME (LOSS)   PORTFOLIO
 INVESTMENT       OF          AND         VALUE END    BASED ON NET       (000'S     TO AVERAGE       TO AVERAGE    TURNOVER
   INCOME      CAPITAL   DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)    OMITTED)    NET ASSETS       NET ASSETS       RATE
-----------   --------   -------------   ----------   ---------------  ------------  ------------   -------------   ---------
 $0.00          $0.00      $ (.49)         $ 9.66           4.71%      $    3,455     1.53%(d)(e)         4.85%        110%
  (.03)          0.00        (.44)           9.70           5.14            2,997     1.40(d)             4.56          15
  (.03)(a)       0.00        (.15)(c)        9.67            .53            2,272     1.40(d)             3.98         144
  (.09)(a)       0.00        (.51)(c)        9.77            .52            2,003     1.27(d)             4.41          55
  0.00           0.00        (.58)(c)       10.22           8.20            6,081     1.00*(d)            4.38*        294

 $0.00          $0.00      $ (.42)         $ 9.77           3.89%      $    6,781     2.23%(d)(e)         4.11%        110%
  (.03)          0.00        (.37)           9.81           4.32            6,380     2.10(d)             3.82          15
  (.02)(a)       0.00        (.13)(c)        9.78            .28            6,281     2.10(d)             3.22         144
  (.09)(a)       0.00        (.44)(c)        9.88            .03            7,184     2.05(d)             3.12          55
  0.00           0.00        (.40)(c)       10.31           7.22            1,292     1.75*(d)            3.36*        294

 $0.00          $0.00      $ (.42)         $ 9.76           3.90%      $    4,850     2.22%(d)(e)         4.11%        110%
  (.03)          0.00        (.37)           9.80           4.33            5,180     2.10(d)             3.80          15
  (.02)(a)       0.00        (.13)(c)        9.77            .28            7,128     2.10(d)             3.26         144
  (.06)(a)       0.00        (.31)(c)        9.87          (1.56)           8,763     2.10*(d)            2.60*         55


 $0.00          $0.00      $ (.58)         $ 7.52           1.74%      $  397,894     1.01%               7.38%        334%
  0.00           0.00        (.65)           7.96          10.37          463,660     1.01                8.27         190
  0.00           0.00        (.65)           7.84          (1.93)         482,595     1.02                7.76         188
  0.00           0.00        (.68)           8.64          12.23          527,968     1.10                8.04         386
  0.00           0.00        (.72)           8.34          13.52          492,448     1.12                8.43         418
  0.00           0.00        (.83)           8.01           8.97          491,910     1.07               10.02         402
  0.00           0.00        (.83)           8.14           5.99          510,675     1.09               10.35         455
  0.00           0.00        (.88)           8.49          10.87          532,525     1.11               10.70         148
  0.00           0.00        (.93)           8.51           6.41          529,909     1.14               10.70         149
  0.00           0.00        (.98)           8.90           7.00          496,600     1.07(d)            10.36         255

 $0.00          $0.00      $ (.52)         $ 7.52           1.01%      $  628,628     1.72%               6.67%        334%
  0.00           0.00        (.59)           7.96           9.52          774,097     1.72                7.57         190
  0.00           0.00        (.59)           7.84          (2.63)         756,282     1.72                7.04         188
  0.00           0.00        (.62)           8.64          11.45          552,471     1.81                7.25         386
  0.00           0.00        (.49)           8.34           6.95           32,227     1.80*               7.40*        418

 $0.00          $0.00      $ (.52)         $ 7.52           1.01%      $  166,075     1.71%               6.68%        334%
  0.00           0.00        (.59)           7.96           9.67          181,948     1.71                7.59         190
  0.00           0.00        (.59)           7.83          (2.75)         231,859     1.70                6.97         188
  0.00           0.00        (.10)           8.64           2.12           67,757     1.80*               6.00*        386


 $0.00          $0.00      $ (.27)         $ 9.25          (0.02)%     $   19,816     2.43%*(e)           5.36%*       101%
  0.00           (.03)       (.53)           9.52           5.91           27,887     2.14(e)             5.53         293
  0.00           (.04)       (.53)           9.51           1.03           43,173     1.34(e)             4.78         375
  0.00           0.00        (.58)           9.94           7.02           59,215     1.54(e)             5.66         499
  0.00           0.00        (.34)           9.84           1.84           24,186     1.44*(d)(e)         6.58*(d)     101

 $0.00          $0.00      $ (.24)         $ 9.25           (.38)%     $   62,110     3.14%*(e)           4.67%*       101%
  0.00           (.03)       (.47)           9.52           5.05           84,362     2.85(e)             4.83         293
  0.00           (.03)       (.46)           9.52            .42          136,458     2.08(e)             4.12         375
  0.00           0.00        (.51)           9.94           6.27          168,157     2.26(e)             4.98         499
  0.00           0.00        (.30)           9.84           1.50          149,188     2.13*(d)(e)         6.01*(d)     101

 $0.00          $0.00      $ (.24)         $ 9.25           (.35)%     $   53,265     3.13%*(e)           4.69%*       101%
  0.00           (.03)       (.47)           9.52           5.06           68,459     2.85(e)             4.84         293
  0.00           (.03)       (.46)           9.52            .42          141,838     2.04(e)             4.10         375
  0.00           0.00        (.28)           9.94           2.40          228,703     1.58*(e)            3.70*        499


 $0.00          $0.00      $ (.29)         $ 8.41           (.52)%     $  441,071     1.47%*(e)           6.25%*       140%
  0.00           (.02)       (.59)           8.75          15.34          502,390     1.66(e)             6.77         285
  0.00           (.02)       (.60)           8.13          (6.14)         553,889     1.29(e)             6.77         438
  (.02)          0.00        (.69)           9.29          10.14          848,069     1.00                7.20         622
  0.00           0.00        (.81)           9.08           7.73          789,898     1.18                8.56         555
  0.00           0.00        (.87)           9.21          15.44          544,171     1.16                9.92         439
  0.00           0.00        (.87)           8.79          11.01          495,353     1.12               10.09         393
  0.00           0.00        (.97)           8.76          10.98          556,077     1.13               11.03         328
  0.00           0.00        (.98)           8.81           8.64          619,572     1.11               10.80         239
  0.00           0.00       (1.03)           9.03           3.49          682,650     1.15               10.79         211
  0.00           0.00       (1.27)           9.74          11.18          756,730     1.00               10.86         190

 $0.00          $0.00      $ (.26)         $ 8.41           (.89)%     $  584,494     2.17%*(e)           5.54%*       140%
  0.00           (.02)       (.53)           8.75          14.48          737,593     2.37(e)             6.06         285
  0.00           (.02)       (.53)           8.13          (6.84)         921,418     2.00(e)             6.05         438
  (.02)          0.00        (.62)           9.29           9.38        1,454,303     1.70                6.47         622
  0.00           0.00        (.68)           9.08           7.81        1,153,957     1.67*               5.92*        555

 $0.00          $0.00      $ (.26)         $ 8.41           (.90)%     $   41,615     2.17%*(e)           5.55%*       140%
  0.00           (.02)       (.53)           8.75          14.46           45,558     2.35(e)             6.07         285
  0.00           (.02)       (.53)           8.13          (6.84)          58,338     1.97(e)             6.06         438
  (.01)          0.00        (.41)           9.29           4.34           91,724     1.67*               5.92*        622


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


9



                                            NET                          NET            NET
                                           ASSET                    REALIZED AND      INCREASE
                                           VALUE          NET        UNREALIZED     (DECREASE) IN   DIVIDENDS FROM  DISTRIBUTIONS
                                      BEGINNING OF    INVESTMENT   GAIN (LOSS) ON  NET ASSET VALUE  NET INVESTMENT     FROM NET
FISCAL YEAR OR PERIOD                     PERIOD     INCOME (LOSS)   INVESTMENTS   FROM OPERATIONS      INCOME      REALIZED GAINS
---------------------------------     ------------   ------------  --------------  ---------------  --------------  --------------
WORLD INCOME
Six Months Ended 4/30/96 unaudited        $ 1.66         $ .04(h)       $  .02          $  .06          $ (.05)          $0.00
Year Ended 10/31/95                         1.88           .11(h)         (.23)           (.12)           0.00            0.00
Year Ended 10/31/94                         1.90           .18            (.12)            .06            (.05)           0.00
Year Ended 10/31/93                         1.91           .22            (.16)            .06            (.07)           0.00
Year Ended 10/31/92                         1.98           .19            (.17)            .02            (.09)           0.00
12/3/90+ to 10/31/91                        2.00           .14            (.03)            .11            (.13)           0.00

SHORT-TERM MULTI-MARKET
CLASS A
Six Months Ended 4/30/96 unaudited        $ 7.47         $ .29(h)       $  .20          $  .49          $ (.34)          $0.00
Year Ended 10/31/95                         8.71           .46(h)         (.98)           (.52)           0.00            0.00
Year Ended 10/31/94                         9.25           .93            (.86)            .07            0.00            0.00
Year Ended 10/31/93                         9.25           .92            (.32)            .60            (.60)           0.00
Year Ended 10/31/92                         9.94           .91            (.86)            .05            (.72)           (.02)
Year Ended 10/31/91                         9.89           .97             .06            1.03            (.97)           (.01)
Year Ended 10/31/90                         9.69          1.09             .19            1.28           (1.08)           0.00
5/5/89+ to 10/31/89                         9.70           .53            (.01)            .52            (.53)           0.00

CLASS B
Six Months Ended 4/30/96 unaudited        $ 7.47         $ .28(h)       $  .20          $  .48          $ (.33)          $0.00
Year Ended 10/31/95                         8.71           .41(h)         (.99)           (.58)           0.00            0.00
Year Ended 10/31/94                         9.25           .94            (.93)            .01            0.00            0.00
Year Ended 10/31/93                         9.25           .87            (.34)            .53            (.53)           0.00
Year Ended 10/31/92                         9.94           .84            (.86)           (.02)           (.65)           (.02)
Year Ended 10/31/91                         9.89           .89             .07             .96            (.90)           (.01)
2/5/90++ to 10/31/90                        9.77           .74             .12             .86            (.74)           0.00

CLASS C
Six Months Ended 4/30/96 unaudited        $ 7.47         $ .29(h)       $  .19          $  .48          $ (.33)          $0.00
Year Ended 10/31/95                         8.71           .39(h)         (.97)           (.58)           0.00            0.00
Year Ended 10/31/94                         9.25           .58            (.57)            .01            0.00            0.00
5/3/93++ to 10/31/93                        9.18           .28             .05             .33            (.26)           0.00

MULTI-MARKET STRATEGY
CLASS A
Six Months Ended 4/30/96 unaudited        $ 6.83         $ .30(h)       $  .24          $  .54          $  .33           $0.00
Year Ended 10/31/95                         8.04           .77(h)        (1.31)           (.54)           0.00            0.00
Year Ended 10/31/94                         8.94           .85           (1.08)           (.23)           (.09)           0.00
Year Ended 10/31/93                         8.85          1.02            (.26)            .76            (.67)           0.00
Year Ended 10/31/92                         9.91          1.00           (1.23)           (.23)           (.81)           (.02)
5/29/91+ to 10/28/91                       10.00           .42            (.09)            .33            (.42)           0.00

CLASS B
Six Months Ended 4/30/96 unaudited        $ 6.83         $ .27(h)       $  .24          $  .51          $ (.30)          $0.00
Year Ended 10/31/95                         8.04           .44(h)        (1.05)           (.61)           0.00            0.00
Year Ended 10/31/94                         8.94           .88           (1.18)           (.30)           (.08)           0.00
Year Ended 10/31/93                         8.85           .92            (.22)            .70            (.61)           0.00
Year Ended 10/31/92                         9.91          1.04           (1.34)           (.30)           (.74)           (.02)
5/29/91+ to 10/28/91                       10.00           .39            (.09)            .30            (.39)           0.00

CLASS C
Six Months Ended 4/30/96 unaudited        $ 6.83         $ .27(h)       $  .24          $  .51          $ (.30)          $0.00
Year Ended 10/31/95                         8.04           .44(h)        (1.04)           (.60)           0.00            0.00
Year Ended 10/31/94                         8.94           .46            (.75)           (.29)           (.09)           0.00
5/3/93++ to 10/31/93                        8.76           .32             .16             .48            (.30)           0.00

NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Six Months Ended 5/31/96 unaudited        $ 6.75         $ .58(h)       $  .46          $ 1.04          $ (.48)          $0.00
Year Ended 11/30/95                         8.13          1.18(h)        (1.59)           (.41)           0.00            0.00
Year Ended 11/30/94                        10.35          1.02           (2.12)          (1.10)           (.91)           0.00
Year Ended 11/30/93                         9.70          1.09             .66            1.75           (1.09)           (.01)
3/27/92+ to 11/30/92                       10.00           .69            (.31)            .38            (.68)           0.00

CLASS B
Six Months Ended 5/31/96 unaudited        $ 6.75         $ .56(h)       $  .45          $ 1.01          $ (.45)          $0.00
Year Ended 11/30/95                         8.13          1.13(h)        (1.61)           (.48)           0.00            0.00
Year Ended 11/30/94                        10.35           .96           (2.13)          (1.17)           (.84)           0.00
Year Ended 11/30/93                         9.70          1.01             .67            1.68           (1.02)           (.01)
3/27/92+ to 11/30/92                       10.00           .64            (.31)            .33            (.63)           0.00

CLASS C
Six Months Ended 5/31/96 unaudited        $ 6.75         $ .56(h)       $  .45          $ 1.01          $ (.45)          $0.00
Year Ended 11/30/95                         8.13          1.13(h)        (1.61)           (.48)           0.00            0.00
Year Ended 11/30/94                        10.34           .96           (2.12)          (1.16)           (.84)           0.00
5/3/93++ to 11/30/93                       10.04           .58             .30             .88            (.58)           0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/96                        $ 8.02         $ .84          $ 2.10          $ 2.94          $ (.95)          $0.00
Year Ended 8/31/95                          9.14           .86           (1.10)           (.24)           (.88)           0.00
2/25/94+ to 8/31/94                        10.00           .45            (.86)           (.41)           (.45)           0.00

CLASS B
Year Ended 8/31/96                        $ 8.02         $ .78          $ 2.08          $ 2.86          $ (.87)          $0.00
Year Ended 8/31/95                          9.14           .80           (1.11)           (.31)           (.81)           0.00
2/25/94+ to 8/31/94                        10.00           .42            (.86)           (.44)           (.42)           0.00

CLASS C
Year Ended 8/31/96                        $ 8.02         $ .77          $ 2.10          $  2.87         $ (.88)           $0.00
Year Ended 8/31/95                          9.14           .79           (1.10)           (.31)           (.81)           0.00
2/25/94+ to 8/31/94                        10.00           .42            (.86)           (.44)           (.42)           0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


10



DISTRIBUTIONS                                              TOTAL        NET ASSETS                   RATIO OF NET
 IN EXCESS                   TOTAL                      INVESTMENT       AT END OF       RATIO        INVESTMENT
   OF NET       RETURN     DIVIDENDS      NET ASSET       RETURN          PERIOD      OF EXPENSES    INCOME (LOSS)   PORTFOLIO
 INVESTMENT       OF          AND         VALUE END    BASED ON NET       (000'S      TO AVERAGE       TO AVERAGE    TURNOVER
   INCOME      CAPITAL   DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)    OMITTED)     NET ASSETS       NET ASSETS       RATE
-----------   --------   -------------   ----------   ---------------  ------------  -------------   --------------  ---------
 $0.00          $0.00      $ (.05)         $ 1.67           4.02%      $   47,692       2.12%*(d)          5.56%*       N/A
  0.00           (.10)       (.10)           1.66          (6.35)          55,778       1.97(d)            6.46         N/A
  0.00           (.03)       (.08)           1.88           3.27          103,310       1.70(d)            3.96         N/A
  0.00           0.00        (.07)           1.90           3.51          149,623       1.54(d)            5.14         N/A
  0.00           0.00        (.09)           1.91           1.26          318,716       1.59(d)            7.21         N/A
  0.00           0.00        (.13)           1.98           6.08        1,059,222       1.85*(d)           7.29*        N/A


 $0.00          $0.00      $ (.34)         $ 7.62           6.95%      $  295,888       1.30%*             8.21%*        99%
  0.00           (.72)       (.72)           7.47          (5.74)         320,333       1.23               7.39         230
  0.00           (.61)       (.61)           8.71            .84          593,677       1.13               7.28         109
  0.00           0.00        (.60)           9.25           6.67          953,571       1.16               8.26         182
  0.00           0.00        (.74)           9.25            .49        1,596,903       1.10               9.00         133
  0.00           0.00        (.98)           9.94          10.91        2,199,393       1.09               9.64         146
  0.00           0.00       (1.08)           9.89          13.86        1,346,035       1.18              10.81         152
  0.00           0.00        (.53)           9.69           5.57          210,294       1.14*             10.83*         10

 $0.00          $0.00      $ (.33)         $ 7.62           6.52%      $  434,660       2.01%*             7.46%*        99%
  0.00           (.66)       (.66)           7.47          (6.50)         523,530       1.95               6.69         230
  0.00           (.55)       (.55)           8.71            .12        1,003,633       1.85               6.58         109
  0.00           0.00        (.53)           9.25           5.91        1,742,703       1.87               7.57         182
  0.00           0.00        (.67)           9.25           (.24)       2,966,071       1.81               8.28         133
  0.00           0.00        (.91)           9.94          10.11        3,754,003       1.81               8.87         146
  0.00           0.00        (.74)           9.89           9.07        1,950,330       1.86*              9.90*        152

 $0.00          $0.00      $ (.33)         $ 7.62           6.52%      $    4,731       1.99%*             7.46%*        99%
  0.00           (.66)       (.66)           7.47          (6.49)           3,416       1.92               6.66         230
  0.00           (.55)       (.55)           8.71            .12            8,136       1.83               6.50         109
  0.00           0.00        (.26)           9.25           3.66            5,538       1.82*              7.19*        182


 $0.00          $0.00      $ (.33)         $ 7.04           8.12%      $   70,038       1.65%(f)*          8.60%*       137%
  0.00           (.67)       (.67)           6.83          (6.47)          76,837       1.60(f)            8.56         400
  0.00           (.58)       (.67)           8.04          (2.64)          52,385       1.41(f)            7.17         605
  0.00           0.00        (.67)           8.94           9.01           82,977       1.94(f)            9.17(g)      200
  0.00           0.00        (.83)           8.85          (2.80)         141,526       2.53(f)           10.58(g)      239
  0.00           0.00        (.42)           9.91           3.68          143,594       2.81*(f)          10.17*(g)     121

 $0.00          $0.00      $ (.30)         $ 7.04           7.63%      $   99,649       2.35%*(f)          7.88%*       137%
  0.00           (.60)       (.60)           6.83          (7.31)         116,551       2.29(f)            7.53         400
  0.00           (.52)       (.60)           8.04          (3.35)         233,896       2.11(f)            6.44         605
  0.00           0.00        (.61)           8.94           8.25          431,186       2.64(f)            8.46(g)      200
  0.00           0.00        (.76)           8.85          (3.51)         701,465       3.24(f)            9.83(g)      239
  0.00           0.00        (.39)           9.91           3.36          662,981       3.53*(f)           9.40*(g)     121

 $0.00          $0.00      $ (.30)         $ 7.04           7.64%      $      798       2.34%*(f)          7.86%*       137%
  0.00           (.61)       (.61)           6.83          (7.29)             786       2.29(f)            7.55         400
  0.00           (.52)       (.61)           8.04          (3.34)           1,252       2.08(f)            6.10         605
  0.00           0.00        (.30)           8.94           5.54              718       2.44*(f)           7.17*(g)     200


 $0.00          $0.00      $ (.48)         $ 7.31          15.73%      $  303,684       2.44%*(f)         16.19%*       162%
  0.00           (.97)       (.97)           6.75          (3.59)         252,608       2.62(f)           18.09         180
  0.00           (.21)      (1.12)           8.13         (11.32)         303,538       1.70(f)           11.22         131
  0.00           0.00       (1.10)          10.35          18.99          268,233       1.61(f)           10.77         254
  0.00           0.00        (.68)           9.70           3.49           61,702       2.45*(d)(f)       10.93*         86

 $0.00          $0.00      $ (.45)         $ 7.31          15.17%      $1,216,642       3.15%*(f)         15.49%*       162%
  0.00           (.90)       (.90)           6.75          (4.63)       1,123,074       3.33(f)           17.31         180
  0.00           (.21)      (1.05)           8.13         (11.89)       1,639,602       2.41(f)           10.53         131
  0.00           0.00       (1.03)          10.35          18.15        1,313,591       2.31(f)           10.01         254
  0.00           0.00        (.63)           9.70           3.30          216,317       3.13*(d)(f)       10.16*         86

 $0.00          $0.00      $ (.45)         $ 7.31          15.17%      $  234,462       3.14%*(f)         15.50%*       162%
  0.00           (.90)       (.90)           6.75          (4.63)         219,009       3.33(f)           17.32         180
  0.00           (.21)      (1.05)           8.13         (11.89)         369,714       2.39(f)           10.46         131
  0.00           0.00        (.58)          10.34           9.00          310,230       2.21*(f)           9.74*        254


 $0.00          $0.00      $ (.95)         $10.01          38.43%      $   23,253       1.65%              9.23%        315%
  0.00           0.00        (.88)           8.02          (1.48)          12,020       1.93              11.25         301
  0.00           0.00        (.45)           9.14          (3.77)          10,995        .75*(d)           9.82*        100

 $0.00          $0.00      $ (.87)         $10.01          37.35%      $   84,295       2.37%              8.57%        315%
  0.00           0.00        (.81)           8.02          (2.40)          62,406       2.64              10.52         301
  0.00           0.00        (.42)           9.14          (4.17)          47,030       1.45*(d)           9.11*        100

 $0.00          $0.00      $ (.88)         $10.01          37.39%      $   14,511       2.35%              8.52%        315%
  0.00           0.00        (.81)           8.02          (2.36)           9,330       2.63              10.46         301
  0.00           0.00        (.42)           9.14          (4.16)          10,404       1.45*(d)           9.05*        100


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


11



                                            NET                          NET            NET
                                           ASSET                    REALIZED AND      INCREASE
                                           VALUE          NET        UNREALIZED     (DECREASE) IN   DIVIDENDS FROM  DISTRIBUTIONS
                                      BEGINNING OF    INVESTMENT   GAIN (LOSS) ON  NET ASSET VALUE  NET INVESTMENT     FROM NET
FISCAL YEAR OR PERIOD                     PERIOD     INCOME (LOSS)   INVESTMENTS   FROM OPERATIONS      INCOME      REALIZED GAINS
---------------------------------     ------------   ------------  --------------  ---------------  --------------  --------------
GLOBAL STRATEGIC INCOME

CLASS A
1/9/96+ to 4/30/96 unaudited              $10.00         $ .27          $  .27           $ .54          $ (.31)          $0.00

CLASS B
3/25/96++ to 4/30/96 unaudited             $9.97         $ .09          $  .27           $ .36          $ (.10)          $0.00

CLASS C
3/25/96++ to 4/30/96 unaudited             $9.97         $ .09          $  .27           $ .36          $ (.11)          $0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/96                        $12.92         $1.26          $  .27           $1.53          $(1.16)          $0.00
Year Ended 6/30/95                         12.51          1.19             .36            1.55           (1.14)           0.00
Year Ended 6/30/94                         14.15          1.11           (1.36)           (.25)          (1.11)           (.25)
Year Ended 6/30/93                         12.01          1.25            2.13            3.38           (1.24)           0.00
Year Ended 6/30/92                         11.21          1.06             .82            1.88           (1.08)           0.00
Year Ended 6/30/91                         11.39          1.11            (.06)           1.05           (1.23)           0.00
Year Ended 6/30/90                         12.15          1.24            (.86)            .38           (1.14)           0.00
Year Ended 6/30/89                         11.82          1.12             .32            1.44           (1.11)           0.00
Year Ended 6/30/88                         12.24          1.10            (.38)            .72           (1.14)           0.00
Nine Months Ended 6/30/87                  12.25           .86            (.06)            .80            (.81)           0.00
Year Ended 9/30/86                         11.52          1.20             .73            1.93           (1.20)           0.00

CLASS B
Year Ended 6/30/96                        $12.92         $1.15          $  .29           $1.44          $(1.07)          $0.00
Year Ended 6/30/95                         12.50          1.11             .36            1.47           (1.05)           0.00
Year Ended 6/30/94                         14.15          1.02           (1.37)           (.35)          (1.04)           (.25)
1/8/93++ to 6/30/93                        12.47           .49            1.69            2.18            (.50)           0.00

CLASS C
Year Ended 6/30/96                        $12.93         $1.14          $  .29           $1.43          $(1.07)          $0.00
Year Ended 6/30/95                         12.50          1.10             .38            1.48           (1.05)           0.00
Year Ended 6/30/94                         14.15          1.02           (1.37)           (.35)          (1.05)           (.25)
5/30/93++ to 6/30/93                       13.63           .16             .53             .69            (.17)           0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


12



DISTRIBUTIONS                                              TOTAL        NET ASSETS                   RATIO OF NET
 IN EXCESS                   TOTAL                      INVESTMENT       AT END OF       RATIO        INVESTMENT
   OF NET       RETURN     DIVIDENDS      NET ASSET       RETURN          PERIOD       OF EXPENSES   INCOME (LOSS)   PORTFOLIO
 INVESTMENT       OF          AND         VALUE END    BASED ON NET       (000'S       TO AVERAGE      TO AVERAGE    TURNOVER
   INCOME      CAPITAL   DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)    OMITTED)      NET ASSETS      NET ASSETS       RATE
-----------   --------   -------------   ----------   ---------------  -------------  ------------   --------------  ---------
 $0.00          $0.00      $ (.31)         $10.23           5.47%          $1,644       1.90%*(d)        8.97%*         179%

 $0.00          $0.00      $ (.10)         $10.23           2.75%             $73       2.60%*(d)        8.14%*         179%

 $0.00          $0.00      $ (.11)         $10.22           2.75%              $0(i)    2.60%*(d)        8.14%*         179%


 $0.00          $0.00      $(1.16)         $13.29          12.14%      $  277,369       1.20%            9.46%          389%
  0.00           0.00       (1.14)          12.92          13.26          230,750       1.24             9.70           387
  (.03)          0.00       (1.39)          12.51          (2.58)         219,182       1.30             7.76           372
  0.00           0.00       (1.24)          14.15          29.62          216,171       1.39             9.29           579
  0.00           0.00       (1.08)          12.01          17.43           60,356       1.48             8.98           610
  0.00           0.00       (1.23)          11.21           9.71           62,268       1.44             9.84           357
  0.00           0.00       (1.14)          11.39           3.27           68,049       1.51            10.70           480
  0.00           0.00       (1.11)          12.15          12.99           52,381       1.84             9.53           104
  0.00           0.00       (1.14)          11.82           6.24           37,587       1.81             9.24            98
  0.00           0.00        (.81)          12.24           7.32           41,072       1.27             9.17            95
  0.00           0.00       (1.20)          12.25          17.19           45,178       1.08             9.80           240

 $0.00          $0.00      $(1.07)         $13.29          11.38%      $  338,152       1.90%            8.75%          389%
  0.00           0.00       (1.05)          12.92          12.54          241,393       1.99             9.07           387
  (.01)          0.00       (1.30)          12.50          (3.27)         184,129       2.00             7.03           372
  0.00           0.00        (.50)          14.15          17.75           55,508       2.10*            7.18*          579

 $0.00          $0.00      $(1.07)         $13.29          11.30%      $   83,095       1.90%            8.74%          389%
  0.00           0.00       (1.05)          12.93          12.62           51,028       1.84             8.95           387
  0.00           0.00       (1.30)          12.50          (3.27)          50,860       1.99             6.98           372
  0.00           0.00        (.17)          14.15           5.08            5,115       2.05*            5.51*          579


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


13



#    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
("EQUITABLE") SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE "TRUST"), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER OF THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(a) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(b) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(c) "TOTAL DIVIDENDS AND DISTRIBUTIONS" INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME WITH RESPECT TO CLASS A SHARES, FOR THE YEAR ENDED APRIL 30, 1994, OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(d) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995, AND 3.04% FOR THE YEAR ENDED
AUGUST 31, 1996; WITH RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995, AND 3.74% FOR THE YEAR ENDED AUGUST 31, 1996; WITH RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994 (ANNUALIZED), 4.23% FOR THE YEAR ENDED AUGUST
31, 1995, AND 3.72% FOR THE YEAR ENDED AUGUST 31, 1996. IF U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.22% FOR 1986 AND 1.09% FOR 1987. IF LIMITED MATURITY GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR
LIMITED MATURITY GOVERNMENT WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994,
2.35% FOR 1995 AND 2.50% (ANNUALIZED) FOR THE PERIOD ENDED APRIL 30, 1996. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED). IF GLOBAL STRATEGIC INCOME HAD BORNE ALL EXPENSES FOR THE PERIOD JANUARY 9, 1996 TO APRIL 30, 1996, THE EXPENSE RATIO WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 28.6% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, FOR THE PERIOD MARCH 25, 1996 TO APRIL 30, 1996 TO 29.30% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES 29.30% (ANNUALIZED).

(e) IF SHORT-TERM U.S. GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.40% FOR 1996; WITH RESPECT TO CLASS B SHARES, 2.10% FOR 1996; AND WITH RESPECT TO CLASS C SHARES 2.10% FOR 1996. IF LIMITED MATURITY GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, 1.41% FOR 1995, AND FOR THE PERIOD ENDED MAY 31, 1996 1.61% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, 2.11% FOR 1995, AND FOR THE PERIOD ENDED
MAY 31, 1996 2.33% (ANNUALIZED); WITH RESPECT TO CLASS C SHARES, 1.74% (ANNUALIZED), FOR 1993, 1.89% FOR 1994, 2.10% FOR 1995, AND FOR THE PERIOD ENDED MAY 31, 1996 2.32% (ANNUALIZED). IF MORTGAGE SECURITIES INCOME FUND HAD NOT BORNE INTEREST EXPENSE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES .97% FOR 1994, 1.03% FOR 1995, AND FOR THE PERIOD ENDED JUNE 30, 1996 1.02% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 1.68% FOR 1994, 1.74% FOR 1995, AND FOR THE PERIOD ENDED JUNE 30, 1996 1.73% (ANNUALIZED); WITH RESPECT TO CLASS C SHARES 1.69% FOR 1994, 1.73% FOR 1995, AND FOR THE PERIOD ENDED JUNE 30, 1996 1.72% (ANNUALIZED).

(f) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993, 1.30% FOR 1994, 1.55% FOR 1995, AND FOR THE
PERIOD ENDED APRIL 30, 1996 1.59% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993, 2.01% FOR 1994,
2.22% FOR 1995, AND FOR THE PERIOD ENDED APRIL 30, 1996 2.30% (ANNUALIZED); WITH RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993, 1.99% FOR 1994, 2.24% FOR 1995, AND FOR THE PERIOD ENDED APRIL 30, 1996 2.29% (ANNUALIZED). IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.37% FOR 1994, 1.51% FOR 1995, AND FOR THE PERIOD ENDED MAY 31, 1996 1.46% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993, 2.07% FOR 1994, 2.22% FOR 1995, AND FOR THE PERIOD ENDED MAY 31, 1996 2.17% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993, 2.06% FOR 1994, 2.21% FOR 1995, AND FOR THE PERIOD ENDED MAY 31, 1996 2.16% (ANNUALIZED).

(g) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.

(h) BASED ON AVERAGE SHARES OUTSTANDING.

(i) NET ASSETS AT END OF PERIOD FOR CLASS C SHARES WERE $102.


14



                                   GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Funds-Additional Investment Practices" and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.


LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."



EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.


CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).


MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

  ARMS, which are adjustable-rate mortgage securities;

  SMRS, which are stripped mortgage-related securities;

  CMOS, which are collateralized mortgage obligations;

  GNMA CERTIFICATES, which are securities issued by the Government National
    Mortgage Association;

  FNMA CERTIFICATES, which are securities issued by the Federal National
    Mortgage Association; and

  FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan
    Mortgage Corporation.



INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.


FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

MOODY'S is Moody's Investors Service, Inc.


S&P is Standard & Poor's.


DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, L.P.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps. HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch or Duff 2 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.


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                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.


INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS

The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

Alliance Short-Term U.S. Government Fund ("Short-Term U.S. Government") seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. In periods of rising interest rates the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices - Mortgage-Related Securities." The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales "against the box," (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

U.S. GOVERNMENT PORTFOLIO

U.S. Government Portfolio ("U.S. Government") seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see "Additional Investment Practices." The Fund's investment objective is not fundamental.


Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Arkansas, Colorado, Connecticut*, Delaware, Florida, Hawaii*, Illinois, Indiana, Kansas, Louisiana, Maine, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio,
Oklahoma, Pennsylvania, South Dakota* and Texas, (iii) credit unions chartered under the laws of California, Florida*, Illinois, Kentucky, Maine, Maryland*, Nevada*, New York, Ohio*, Pennsylvania*, Utah and West Virginia, and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut*, Delaware, Florida, Hawaii*, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Minnesota, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina*, North Dakota, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Vermont, West Virginia and Wyoming. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.


ALLIANCE LIMITED MATURITY GOVERNMENT FUND

Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity Government") seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally has at least 65% of the value of its total assets invested in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities. For a description of these securities, see "Additional Investment Practices."


In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of


16



its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.


The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

The Fund may invest up to 35% of its total assets in (i) high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities, (ii) Treasury securities issued by private corporate issuers, (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of domestic and foreign banks having total assets of more than $1 billion, (iv) higher quality commercial paper or, if not rated, issued by companies that have outstanding high quality debt issues and
(v) high quality debt securities of corporate issuers.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these investment practices, see "Additional Investment Practices."

The Fund may invest up to 15% of the value of its total assets in debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign debt securities are of high quality. The percentage of the Fund's assets invested in foreign debt securities will vary and its portfolio of foreign debt securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See "Risk Considerations-Foreign Investment."


MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND

Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities Income") is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see "Additional Investment Practices."

MULTI-MARKET FUNDS

The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.


ALLIANCE WORLD INCOME TRUST

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ALLIANCE MULTI-MARKET STRATEGY TRUST

Alliance World Income Trust, Inc. ("World Income"), Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") and Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality


17



debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies, but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.



In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.


The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Practices-Forward Foreign Currency Exchange Contracts"), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.


An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-U.S. Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.


Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union, a fifteen-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government


18



securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or unrated commercial paper determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.


As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in "Additional Investment Practices-Repurchase Agreements." See "Risk Considerations-Investment in the Banking Industry."

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if, as a result, more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."

GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust, Inc. ("North American Government Income") seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund expects that it will not retain a debt security which is down graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.


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Canadian Government securities include the sovereign debt of Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.


The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bono de Inversion y Crecimiento ("BIC"), which are investment and growth bonds issued directly by the Argentine Government with maturities of up to ten years, (ii) Bono de Consolidacion Economica ("BOCON"), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years and (iii) Bono de Credito a la Exportacion ("BOCREX"), which are export credit bonds issued directly by the Argentine government with maturities of up to four years. To date, Argentine Government securities are not rated by S&P, Moody's, Duff & Phelps or Fitch. Alliance, however, believes, that there are Argentine Government securities that are of investment grade quality.


The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if, as a result, 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." The Fund also maintains borrowings of approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

Alliance Global Dollar Government Fund, Inc. ("Global Dollar Government") seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ("collateralized Brady Bonds"). See "Additional Investment Practices-Brady Bonds" and "Risk Considerations-Sovereign Debt Obligations." The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See "Risk Considerations-U.S. Corporate Fixed-Income Securities." The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S.
fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.


Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the


20



capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A. The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1996, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 2% in A and above, 51% in Ba or BB, 22% in B and 25% in non-rated. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A.



With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Additional Investment Practices-Brady Bonds."



The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.


A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."


ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust, Inc. ("Global Strategic Income") is a non-diversified investment company that seeks primarily a high level of current income and secondarily capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund may also use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between 5 years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the fixed-income securities of issuers located in three countries, one of which may be the United States. No more than 25% of the value of its total assets, however, will be invested in the securities of any one foreign government. U.S. Government securities in which the Fund may invest include mortgage-related securities and zero coupon securities. Fixed-income securities in which the Fund may invest include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities. The Fund may also invest in rights and warrants (for debt securities or for equity securities that are acquired in connection with debt instruments), and loan participations and assignments.


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The Fund will maintain at least 65% of the value of its total assets in investment grade securities and may maintain not more than 35% of the value of its total assets in lower-rated securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets. There is no minimum rating requirement applicable to the Fund's investments in lower-rated fixed-income securities.

The Fund may also: (i) invest in foreign currencies, (ii) purchase and write put and call options on securities and foreign currencies, (iii) purchase or sell forward foreign exchange contracts, (iv) invest in variable, floating and inverse floating rate instruments, (v) invest in indexed commercial paper, (vi) invest in structured securities, (vii) lend portfolio securities amounting to not more than 25% of its total assets, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) purchase and sell securities on a forward commitment basis, (xi) enter into standby commitments, (xii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts, (xiii) invest in Eurodollar instruments, (xiv) enter into interest rate swaps, caps and floors, and (xv) make short sales of securities or maintain a short position. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices" and "Risk Consideration." The Fund may borrow in order to purchase securities or make other investments, although it currently intends to limit its ability to borrow to an amount not to exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."


CORPORATE BOND FUND

CORPORATE BOND PORTFOLIO

Corporate Bond Portfolio ("Corporate Bond") is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.


The Fund follows an investment strategy which in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. In this regard, the Fund's investment portfolio normally tends to have a relatively long average maturity and duration, and to place significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. Consequently, in recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy. See "Risk Considerations."



There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A. During the fiscal year ended June 30, 1996, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 25% in A and above, 41% in Baa or BBB, 11% in Ba or BB, and 7% in B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.



The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.


Within the foregoing limitations, the Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities


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and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS and GLOBAL STRATEGIC INCOME in particular generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.


Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


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 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Related Securities" and "Other Asset-Backed Securities."


Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.


 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . OTHER RISKS-Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


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A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.


SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND generally purchase or write privately negotiated options on securities. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities" below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.


OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.


Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.



LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option


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on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed
50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME,SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.



EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ("forward contracts") attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.


The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.


A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.


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Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments to the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has outstanding high quality debt securities.


The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.


STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% or 25% with respect to GLOBAL STRATEGIC INCOME, of their respective assets.


There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury


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notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see "Mortgage-Related Securities" below.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See "Mortgage-Related Securities" below and "Zero Coupon and Principal-Only Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

Collateralized mortgage obligations (CMOs) are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be


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allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float", at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus


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permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and early payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes-Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund that is permitted to invest in such securities.


GLOBAL STRATEGIC INCOME and CORPORATE BOND may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.


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VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.


STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.



LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, such securities can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.



GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).


BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.


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U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see "Risk Considerations-Investment in Lower-Rated Fixed-Income Securities."


SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.



GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer.



In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box." The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.



If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.


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REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York), although LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."



LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 25%, with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20%, with respect to each of LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.


ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities,


33



when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

LIMITED MATURITY GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from


34



banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.


GLOBAL STRATEGIC INCOME may not (i) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.


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RISK CONSIDERATIONS

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities generally rise. Conversely, during periods of rising interest rates, the values of a Fund's securities generally decline. Changes in interest rates have a greater effect on securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH


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AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Practices" above.


SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.



By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.



The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.


The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of


37



commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.


EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance. In the event that a Fund is required to sell portfolio securities in order to make repayments, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize gains on securities held for less than three months. Because not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company, such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See "Dividends, Distributions and Taxes."


Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and GLOBAL DOLLAR GOVERNMENT may borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "Certain Fundamental Investment Policies." SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT, LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME also through the use of dollar rolls to the extent permitted by the 1940 Act. See "Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls."


38



INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular business such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.


INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.


NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a non-diversified


39



investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, each of GLOBAL STRATEGIC INCOME and NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.



                         PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund (except WORLD INCOME) is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).


Each Fund (except WORLD INCOME) offers three classes of shares, Class A, Class B and Class C. WORLD INCOME offers only one class of shares, which may be purchased without any initial sales charge or contingent deferred sales charge ("CDSC"). The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                      Initial Sales Charge
                                    as % of                    Commission to
                                   Net Amount     as % of     Dealer/Agent as %
 Amount Purchased                   Invested  Offering Price  of Offering Price
 ------------------------------------------------------------------------------
 Less than $100,000                   4.44%        4.25%            4.00%
 $100,000 to less than $250,000       3.36         3.25             3.00
 $250,000 to less than $500,000       2.30         2.25             2.00
 $500,000 to less than $1,000,000     1.78         1.75             1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.


CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.


The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


Year Since Purchase        CDSC
-------------------------------
First                      3.0%
Second                     2.0%
Third                      1.0%
Thereafter                 None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


40



CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.



Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.



APPLICATION OF THE CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.


HOW THE FUNDS VALUE THEIR SHARES

The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors and Trustees believe would accurately reflect fair market value.


GENERAL

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).



SELLING SHARES THROUGH YOUR BROKER

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.



SELLING SHARES DIRECTLY TO A FUND

Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                          Alliance Fund Services, Inc.
                                P.O. Box 1520
                           Secaucus, NJ 07096-1520
                                 800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her


41



redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


GENERAL

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.



HOW TO EXCHANGE SHARES

You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.



Shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.



                           MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustees of the Fund.


Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which more than $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit assets for 33 of the Fortune 100 companies.


Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                       Principal occupation
                       Employee; time period;             during the past
Fund                      title with ACMC                    five years
-------------------------------------------------------------------------------
Short-Term U.S.        Patricia J. Young since 1995    Associated with Alliance
Government             -Senior Vice President          since March 1992; prior
                                                       thereto, a managing
                                                       director and portfolio
                                                       manager for Hyperion
                                                       Capital since March
                                                       1991.


42



                                                       Principal occupation
                       Employee; time period;             during the past
Fund                      title with ACMC                   five years
-------------------------------------------------------------------------------
                       Paul A. Ullman                  Associated with Alliance
                       since 1995-Vice President       since March 1992; prior
                                                       thereto, a director and
                                                       portfolio manager for
                                                       Hyperion Capital since
                                                       July 1991.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance.

                       Paul J. DeNoon since            Associated with Alliance
                       January 1992-                   since January 1992;
                       Vice President                  prior thereto, a
                                                       Vice President at
                                                       Manufacturers
                                                       Hanover Trust.

Limited Maturity       Patricia J. Young since         (see above)
Government             inception -(see above)

                       Paul A. Ullman since            (see above)
                       inception-(see above)

Mortgage Securities    Patricia J. Young since         (see above)
Income                 March 1992-(see above)

                       Paul A. Ullman since            (see above)
                       March 1992-(see above)

World Income           Douglas J. Peebles since        Associated with
                       inception-Vice President        Alliance.

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since            (see above)
Government Income      inception -(see above)

Global Dollar          Wayne D. Lyski since            (see above)
Government             inception -(see above)

Global Strategic       Wayne D. Lyski since            (see above)
Income                 inception -(see above)

                       Douglas J. Peebles since        (see above)
                       inception-(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)

                       Paul J. DeNoon since            (see above)
                       January 1992-(see above)



DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.


The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from WORLD INCOME and the other Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.


The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.



43



Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:

                                   Amount of Unreimbursed Distribution Expenses
                                         (as % of Net Assets of Class)
                                   --------------------------------------------
                                         Class B                 Class C
-------------------------------------------------------------------------------
U.S. Government                    $10,771,067   (1.71%)   $2,913,843   (1.75%)
Limited Maturity Government        $   785,406    (.93%)   $2,304,343   (3.37%)
Mortgage Securities Income         $15,837,781   (2.15%)   $2,076,306   (4.56%)
Short-Term Multi-Market            $28,259,365   (5.40%)   $1,036,535  (30.35%)
Multi-Market Strategy              $10,014,626   (8.59%)   $  330,171  (42.03%)
North American Government Income   $36,368,974   (3.24%)   $2,736,736   (1.25%)
Global Dollar Government           $ 1,921,057   (2.28%)   $  294,686   (2.03%)
Corporate Bond                     $ 6,818,208   (2.02%)   $  895,197   (1.08%)


No information is shown for GLOBAL STRATEGIC INCOME, which commenced operations in 1996.


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.



44



U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends from certain Funds may be eligible for the dividends-received deduction, but only to the extent of qualifying dividends received by the Fund.


The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and CORPORATE BOND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.



                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.



ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
(1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC. (1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
(1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992), ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993), and ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC. (1995). Prior to March 1, 1996, ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. was known as Alliance Mortgage Strategy Trust, Inc. Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.



It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors or Trustees.


45



A shareholder in a Fund will be entitled to share pro rata with other holders all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors or Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.


PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled IN RE ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the United States District Court for the Southern District of New York against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated, a parent of Alliance, certain officers of the Fund, certain current and former directors of the Fund, certain current and former officers of ACMC and certain directors of ACMC, alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint seeks certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. The Complaint alleges that as of the date of the Complaint, the Fund's losses exceeded $750,000,000. The Complaint seeks as relief unspecified damages, costs and attorneys' fees.

The principal allegations of the Complaint are that upon the advice of Alliance the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders.


On September 26, 1995, defendants jointly filed a motion to dismiss the Complaint in its entirety. On September 26, 1996, the District Court granted defendants' motion to dismiss the Complaint as to all claims asserted by plaintiffs. On October 11, 1996, plaintiffs filed a motion for reconsideration of the District Court's decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint against the Fund, Alliance and other defendants. The Fund and Alliance believe that the allegations in the Complaint and the proposed amended complaint are without merit and intend to vigorously defend against these claims.


REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.


46



ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION-ORGANIZATION."


47



                           APPENDIX A: BOND RATINGS
_______________________________________________________________________________

MOODY'S INVESTORS SERVICE, INC.

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S


AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


A-1



CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade

CCC-Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, L.P.

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR-Indicates that Fitch does not rate the specific issue.


A-2



                                 APPENDIX B:
                             GENERAL INFORMATION
                      ABOUT CANADA, MEXICO AND ARGENTINA
_______________________________________________________________________________

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. During the last several years, Canada has experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 25% from October 1991, but from January 20, 1995, through October 25, 1996, the Canadian Dollar increased in value by approximately 5.9% against the U.S. Dollar. The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.


While in recent years the Mexican economy has experienced improvement in a number of areas, including seven consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experienced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The adoption effective January 1, 1994 by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.


In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new social accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.


While the Mexican economy has stabilized, it is just beginning to emerge from a recession and continues to suffer from high inflation and high interest rates. Its gross domestic product grew in the second quarter of 1996 after declining for five consecutive quarters. In October 1995, the Mexican government announced a new accord designed to encourage economic growth and reduce inflation. It cannot be accurately predicted whether this accord will achieve its purpose. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require


B-1



continued economic and fiscal discipline as well as stable political and social conditions. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.



In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 20, 1994, the Mexican government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994, the Mexican government announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar. From December 22, 1994 through October 25, 1996, the Mexican Peso decreased in value by approximately 40% compared to the U.S. Dollar.


In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.


The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 65 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.


Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


In the decade prior to the current announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four consecutive years before declining in 1995 and the rate of inflation has continued to decrease.



Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.



In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which has been brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.



In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.



The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from a slow-growth economy and high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.



B-2



                      ALLIANCE SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                           THE ALLIANCE BOND FUNDS


SHORT-TERM U.S. GOVERNMENT FUND
U.S. GOVERNMENT PORTFOLIO
LIMITED MATURITY GOVERNMENT FUND
MORTGAGE SECURITIES INCOME FUND
WORLD INCOME TRUST
SHORT-TERM MULTI-MARKET TRUST
MULTI-MARKET STRATEGY TRUST
NORTH AMERICAN GOVERNMENT INCOME TRUST
GLOBAL DOLLAR GOVERNMENT FUND
GLOBAL STRATEGIC INCOME TRUST
CORPORATE BOND PORTFOLIO




                         INFORMATION AND INSTRUCTIONS
_______________________________________________________________________________

TO OPEN YOUR NEW ALLIANCE ACCOUNT...
Please complete the application and mail it to:
  ALLIANCE FUND SERVICES, INC.
  P.O. BOX 1520
  SECAUCUS, NEW JERSEY 07096-1520

For certified or overnight deliveries, send to:
  ALLIANCE FUND SERVICES, INC.
  500 PLAZA DRIVE
  SECAUCUS, NEW JERSEY  07094

SECTION 1   YOUR ACCOUNT REGISTRATION (REQUIRED)

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

> Individuals, Joint Tenants and Gift/Transfer to a Minor:
  .  Indicate your name(s) exactly as it appears on your social security card.

> Trust/Other:
  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.


SECTION 2   YOUR ADDRESS (REQUIRED)

Complete in full.


SECTION 3   YOUR INITIAL INVESTMENT (REQUIRED)

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.


SECTION 4   YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)

A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.


D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a pre-printed VOIDED CHECK of the account you wish to use to this section of the application.


E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in Section 1 or 2, complete this option.

F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.


SECTION 5   SHAREHOLDER AUTHORIZATION (REQUIRED)

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign. Investments made by check or EFT will not be made available for up to 15 CALENDAR DAYS, following the purchase date.


IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT: (800) 221-5672.



                           SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                           THE ALLIANCE BOND FUNDS
              (SEE INSTRUCTIONS AT THE FRONT OF THE APPLICATION)


                1. YOUR ACCOUNT REGISTRATION   (PLEASE PRINT)
_______________________________________________________________________________

__ INDIVIDUAL OR JOINT ACCOUNT

_______________________________________________________________________________
Owner's Name   (First Name)                   (MI)           (Last Name)

_________________________________________________
Social Security Number (Required to open account)

_______________________________________________________________________________
Joint Owner's Name*   (First Name )           (MI)           (Last Name)

*JOINT TENANTS WITH RIGHT OF SURVIVORSHIP UNLESS ALLIANCE FUND SERVICES IS INFORMED OTHERWISE.


__ GIFT/TRANSFER TO A MINOR

_______________________________________________________________________________
Custodian - One Name Only  (First Name)       (MI)           (Last Name)

_______________________________________________________________________________
Minor (First Name)                            (MI)           (Last Name)

___________________________________________________________
Minor's Social Security Number (Required to open account)

Under the State of____(Minor's Residence) Uniform Gifts/Transfer to Minor's Act


__ TRUST ACCOUNT

_______________________________________________________________________________
Name of Trustee

_______________________________________________________________________________
Name of Trust

_______________________________________________________________________________
Name of Trust (cont'd)

_______________________________________________________________________________
Trust Dated         Tax ID or Social Security Number (Required to open account)


__ OTHER

_______________________________________________________________________________
Name of Corporation,Partnership,Investment only retirement plan or other Entity

__________________________   __________________________________________________
Tax ID Number                Trustee Name (Retirement Plans Only)



                               2. YOUR ADDRESS
_______________________________________________________________________________

_______________________________________________________________________________
Street

_______________________________________________________________________________
City                                    State               Zip Code

_______________________________________________________________________________
If Non-U.S., Specify Country

_____________________________________   _______________________________________
Daytime Phone                           Evening Phone


I am a:  __  U.S. Citizen       __  Non-Resident Alien
         __  Resident Alien     __  Other


FOR ALLIANCE USE ONLY




                          3. YOUR INITIAL INVESTMENT
_______________________________________________________________________________

THE MINIMUM INVESTMENT IS $250 PER FUND. THE MAXIMUM INVESTMENT IN CLASS B IS $250,000; CLASS C IS $5,000,000.

I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:

R  REINVEST DISTRIBUTIONS into my fund account.

C SEND MY DISTRIBUTIONS IN CASH to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete Section 4E for payment to a third party)

D DIRECT MY DISTRIBUTIONS TO ANOTHER ALLIANCE FUND. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).


BROKER/DEALER USE ONLY
WIRE CONFIRM #



                                          CLASS OF SHARES
                             ----------------------------------------
                                            CONTINGENT                   DISTRIBUTION OPTIONS
MAKE ALL CHECKS PAYABLE TO:     INITIAL      DEFERRED    ASSET-BASED          *CIRCLE*
ALLIANCE FUND SERVICES       SALES CHARGE  SALES CHARGE  SALES CHARGE  ------------------------
ALLIANCE FUND NAME                 A             B             C       DIVIDENDS  CAPITAL GAINS
---------------------------  ------------  ------------  ------------  ---------  -------------
Short-Term U.S. Government       $  (37)       $  (51)       $ (337)      R C D         R C D
U.S. Government                     (46)          (76)         (346)      R C D         R C D
Limited Maturity Gov't.             (88)          (89)         (388)      R C D         R C D
Mortgage Securities Income          (52)          (63)         (352)      R C D         R C D
World Income                        (54)   not offered   not offered      R C D         R C D
Short-Term Multi-Market             (70)          (68)         (370)      R C D         R C D
Multi-Market Strategy               (22)          (23)         (322)      R C D         R C D
North American Government           (55)          (56)         (355)      R C D         R C D
Global Dollar Government           (166)         (266)         (366)      R C D         R C D
Global Strategic Income            (124)         (224)         (324)      R C D         R C D
Corporate Bond+                     (95)         (295)         (395)      R C D         R C D
TOTAL INVESTMENT                 $             $             $


FOR CLASS A AND CLASS C ONLY:
To apply for checkwriting privileges, please complete the signature card to the
left.   The minimum amount any check can be written for is $500. The checkwriting privilege is not transferable to any other fund account. If the account registration is changed, the checkwriting privilege terminates and must be reapplied for.

+ Checkwriting service not offered on Corporate Bond Fund and World Income
Trust.

Checkwriting may result in the imposition of a contingent deferred sales charge against your account.



  SIGNATURE CARD                    NAME OF FUND:
CLASS A OR CLASS C ACCOUNT #
(if known)
________________________________    _____________________

ACCOUNT NAME(S) AS REGISTERED
_________________________________________________________

SOCIAL SECURITY NUMBER
_________________________________________________________

AUTHORIZED SIGNATURE(S) -  for joint accounts, all owners, or their legal representatives, must sign this card.

1. _______________________________________________________

2. _______________________________________________________

3. _______________________________________________________


Check One Box
__All the above signatures are required on checks written against this account.
__Any one signature is acceptable on checks written against this account.
__A combination of signatures is required (specify number).

SUBJECT TO CONDITIONS PRINTED ON REVERSE SIDE.  STATE STREET BANK AND TRUST
COMPANY




MY SOCIAL SECURITY (TAX IDENTIFICATION ) NUMBER IS:  __________________________




                         4. YOUR SHAREHOLDER OPTIONS
_______________________________________________________________________________

A.  AUTOMATIC INVESTMENT PLANS (AIP)

__ WITHDRAW FROM MY BANK ACCOUNT*

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use and attach a voided check).

            Monthly Dollar
            Amount          Day of Withdrawal
Fund Name   ($25 minimum)   (1st thru 31st)   Circle "all" or applicable months
-------------------------------------------------------------------------------
__________  ______________  _________________  All  J F M A M J J A S O N D
__________  ______________  _________________  All  J F M A M J J A S O N D
__________  ______________  _________________  All  J F M A M J J A S O N D
__________  ______________  _________________  All  J F M A M J J A S O N D


Your bank must be a member of the National Automated Clearing House Association (NACHA).



__ DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to another Alliance fund within the same class of shares.

                   From" Fund Account                    "To" Fund Account #
"From" Fund Name   #" (if existing)    "To" Fund Name    (if existing)
-------------------------------------------------------------------------------
                                                          __ New
_________________  __________________  _________________  __ Existing
                                                          __ New
_________________  __________________  _________________  __ Existing
                                                          __ New
_________________  __________________  _________________  __ Existing
                                                          __ New
_________________  __________________  _________________  __ Existing


__ EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges between my fund accounts as listed below.

                  "From" Fund Account #  Dollar Amount   Day of Exchange**                   "To" Fund Account #
"From" Fund Name  (if existing)          ($25 minimum)   (1st thru 31st)    "To" Fund Name   (if existing)
----------------------------------------------------------------------------------------------------------------
                                                                                             __ New
________________  _____________________  ______________  _________________  _______________  __ Existing
                                                                                             __ New
________________  _____________________  ______________  _________________  _______________  __ Existing
                                                                                             __ New
________________  _____________________  ______________  _________________  _______________  __ Existing
                                                                                             __ New
________________  _____________________  ______________  _________________  _______________  __ Existing

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued. Only available within the same class of shares.


  B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
 .$10,000 for monthly payments,
 .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

__ I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and         Dollar Amount           Circle "all" or
Class of Shares       ($50 minimum)           applicable months
-------------------------------------------------------------------------------
____________________  ______________________  All  J F M A M J J A S O N D
____________________  ______________________  All  J F M A M J J A S O N D
____________________  ______________________  All  J F M A M J J A S O N D
____________________  ______________________  All  J F M A M J J A S O N D



PLEASE SEND MY SWP PROCEEDS TO:

__ MY CHECKING ACCOUNT (VIA EFT) - Currently Class A and Class C only

I would like to have these payments occur on or about the _________(1st-31st) of the months circled above. (Complete Section 4D for the bank account you wish to use and attach a voided check)

__ MY ADDRESS OF RECORD (VIA CHECK)

__ THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (VIA CHECK)



60042GEN-BONDApp



C.  PURCHASES AND REDEMPTIONS VIA EFT
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:
 . Review the information in the Prospectus about telephone transaction services.

 .  If you select the telephone purchase or redemption privilege, you must write
   "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.



PURCHASES AND REDEMPTIONS VIA EFT

__ I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.



D.  BANK INFORMATION

This bank account information will be used for:
__ Distributions (Section 3)             __ Automatic Investments (Section 4A)
__ Systematic Withdrawals (Section 4B)   __ Telephone Transactions (Section 4C)

Please attach a voided check:


Tape Pre-printed Voided Check Here.
We Cannot Establish These Services Without it.


Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.


E.  THIRD PARTY PAYMENT DETAILS

This third party payee information will be used for:
__ Distributions (Section 3)          __ Systematic Withdrawals (Section 4B)

_______________________________________________________________________________
Name

_______________________________________________________________________________
Address - Line 1

_______________________________________________________________________________
Address - Line 2

_______________________________________________________________________________
Address - Line 3


 F.  REDUCED CHARGES (CLASS A ONLY)

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

A. RIGHT OF ACCUMULATION
__ Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. STATEMENT OF INTENT
__ I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
__ $100,000          __ $250,000          __ $500,000          __ $1,000,000

If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.


_________________________  __________________________  ________________________
Tax ID or Account #        Tax ID or Account #         Tax ID or Account #



         5. SHAREHOLDER AUTHORIZATION THIS SECTION MUST BE COMPLETED
_______________________________________________________________________________

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

__ I do NOT elect the telephone exchange service.
__ I do NOT elect the telephone redemption by check service.



I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.


By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.



_______________________________________________________________________________
Signature                     Date

_______________________________________________________________________________
Signature                     Date                    Acceptance Date



       DEALER/AGENT AUTHORIZATION FOR SELECTED DEALERS OR AGENTS ONLY.
_______________________________________________________________________________

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.


_______________________________________________________________________________
Dealer/Agent Firm                       Authorized Signature

_______________________________________________________________________________
Representative First Name               MI             Last Name

_______________________________________________________________________________
Representative Number

_______________________________________________________________________________
Branch Office Address

_______________________________________________________________________________
City                                    State          Zip Code

_______________________________________________________________________________
Branch Number                           Branch Phone


The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to Alliance __________________________________ ("the Fund") or its transfer agent as requests to redeem shares of "the Fund" registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and "the Fund" reserve the right to change, modify or terminate this checking account and authorization at any time.

CHECKS MAY NOT BE FOR LESS THAN $500 or such other minimum amount as may from time to time be established by "the Fund" upon prior written notice to its shareholders. Shares purchased by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

No checkwriting available on Alliance World Income and Alliance Corporate
Bond.


ENCLOSE THIS CARD WITH THE APPLICATION FORM

This is filed pursuant to Rule 497(c)
File Nos. 33-37512 and 811-6205.

(LOGO)          ALLIANCE WORLD INCOME TRUST, INC

________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
           March 1, 1996 (as amended November 1, 1996)

________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus. A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                       Page

Description of the Fund. . . . . . . . . . . . . . . .    2
Management of the Fund . . . . . . . . . . . . . . . .   18
Expenses of the Fund . . . . . . . . . . . . . . . . .   26
Purchase of Shares . . . . . . . . . . . . . . . . . .   28
Redemption and Repurchase of Shares. . . . . . . . . .   30
Shareholder Services . . . . . . . . . . . . . . . . .   34
Net Asset Value. . . . . . . . . . . . . . . . . . . .   36
Dividends, Distributions and Taxes . . . . . . . . . .   37
Portfolio Transactions . . . . . . . . . . . . . . . .   44
General Information. . . . . . . . . . . . . . . . . .   45
Report of Independent Auditors and
  Financial Statements . . . . . . . . . . . . . . . .   49
Appendix A (Obligations of U.S. Government Agencies
  or Instrumentalities). . . . . . . . . . . . . . . .  A-1
Appendix B (Bond and Commercial Paper Ratings) . . . .  B-1
Appendix C (Futures Contracts) . . . . . . . . . . . .  C-1
Appendix D (Additional Information About
  The United Mexican States) . . . . . . . . . . . . .  D-1

____________________

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

INTRODUCTION TO THE FUND

         Alliance World Income Trust, Inc. (the "Fund") is a non-diversified, open-end management investment company commonly known as a "mutual fund." The investment objective and policies of the Fund are set forth below. The Fund's investment objective may not be changed without shareholder approval. Except as otherwise provided below, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P. (the "Adviser"), the Fund's Adviser, considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. The Fund will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. The Fund, which is not a money market fund, is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

         In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. The Fund's Adviser actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Fund's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

         The returns currently available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices--Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of across-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Fund's Adviser were incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

         The Fund invests in debt securities denominated in the currencies of countries participating in the European Monetary System ("EMS"). The EMS comprises the commitments of certain member states of the European Union to jointly manage the exchange rates of their currencies with the goal of promoting the harmonization and integration of the economies of the member states through exchange-rate stability. The nine countries currently participating in the EMS, and their currencies, are Belgium (Franc), Denmark (Danish Krone), France (Franc), Germany
(Mark), Great Britain (Pound Sterling), Ireland (Punt), Italy
(Lira), Netherlands (Guilder) and Spain (Peseta). The Fund also invests in debt securities denominated in the currencies of other countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Canadian Dollar, Japanese Yen, New Zealand Dollar, Swedish Krona and Swiss Franc.

         An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Multi-Market Funds may purchase debt securities denominated in one currency the principal amounts of which and value of interest payments on which are determined with reference (or "linked") to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico, and, when added to a Multi-Market Fund's investments in Mexican Peso denominated securities, may exceed 25% of the value of the Fund's net assets. For a general description of Mexico, see Appendix D.

         The Fund may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Union, a fifteen-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Fund's Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated obligations.

         The Fund may invest in debt securities issued by supranational organizations such as: the International Bank for Reconstruction and Development (World Bank), which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund seeks to minimize investment risk by limiting its portfolio investments to income producing debt securities of high quality and will invest at least 65% (and normally substantially all) of its total assets in such securities. The Fund's portfolio securities will consist only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities";
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, all of which are rated AAA or AA by Standard & Poor's Ratings Services ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by the Fund's Adviser to be of equivalent quality; (iii) obligations issued or guaranteed by supranational entities and corporate debt securities, all of which are rated AAA by S&P or Aaa by Moody's or, if unrated, determined by the Fund's Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch Investors Service, Inc., or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA by S&P or Aaa by Moody's and determined by the Adviser to be of equivalent quality.

         Under normal circumstances, and as a matter of fundamental policy, the Fund "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. However, when business or financial conditions warrant the Fund may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Fund may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

         Due to the Fund's investment policy with respect to investments in the banking industry, the Fund will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

         Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund will invest a portion of its net assets in securities denominated in the currencies of countries participating in the EMS or denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

         The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Fund's shares normally will fluctuate less than that of a longer-term bond fund.

         The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts, and intends to continue to conduct, its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

INVESTMENT PRACTICES

         U.S. GOVERNMENT SECURITIES. For a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("U.S. Government Securities"), see Appendix A.

         CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. Commercial paper consists of short-term (usually from 1-270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

         A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter of agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see
Appendix B.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and
(c) repurchase agreements not terminable within seven days. See "Additional Investment Policies," below.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities eligible for resale under Rule 144A, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the clearance and settlement of transactions in unregistered securities of domestic and foreign issuer which is sponsored by the National Association of Securities Dealers, Inc. ("NASD").

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies. The Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments in futures contracts.

         The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the

Fund may use such other methods of "cover" as are permitted by applicable law.

         The Fund may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes."

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Fund's Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements" pertaining to the types of securities it may invest in with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer- term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Fund's Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil and gas, or other mineral exploration or development programs; (iv) purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         To reduce investment risk, as a matter of fundamental policy, the Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government Securities;

(ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it will (i) not purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies, (ii) not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, (iii) not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result of such warrants valued at the lower of such cost or market, would exceed 5% of the value of the Fund's net assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange, (iv) prohibit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisers or managers owning beneficially more than one-half of 1% of the securities of each issuer together own beneficially more than 5% of such securities,
(v) prohibit the purchase of the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 51, Chairman and President of the Fund, is the President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Capital Management Corporation ("ACMC")** with which he has been associated since prior to 1991.

         RUTH BLOCK, 65, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas). Previously, her address is P.O. Box
4653, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 67, was formerly a Senior Vice
President of ACMC with which he had been associated since prior to 1991. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762

         JOHN H. DOBKIN, 54, has been President of Historic
Hudson Valley (historic preservation) since prior to 1991.
Previously, he was Director of the National Academy of Design.
From 1987 to 1992, he was a Director of ACMC.  His address
Historic Hudson Valley, 105 White Plains Rd., Tarrytown, New York
10591.

         WILLIAM H. FOULK, JR., 64, is an Investment Adviser and
an Independent Consultant.  He was formerly Senior Manager of
____________________

*   An "interested person" of the Fund as defined in the 1940
    Act.

**  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1991. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1991. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 62, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, 19th Floor, New
York, New York 10103.

         ROBERT C. WHITE, 75, is currently an Independent Consultant. He was formerly a Vice President and Chief Financial Officer of the Howard Hughes Medical Institute, with which he has been associated since prior to 1991. He is also a Trustee of St. Clair Fixed Income Fund, St. Clair Tax-Free Fund and St. Clair Equity Fund (registered investment companies) and a Director of MEDSTAAT, Systems, Inc. (health care information). His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see the biography under "DIRECTORS" above.

         WAYNE D. LYSKI, 54, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1991.

         KATHLEEN A. CORBET, 35, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1991.

         DOUGLAS J. PEEBLES, 30, Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         EDMUND P. BERGAN, JR., 46, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
and Alliance Fund Services, Inc., and Vice President and
Assistant General Counsel of ACMC with which he has been associated since prior to 1991.

         ANDREW L. GANGOLF, 41, Assistant Secretary, has been a Vice President and Assistant General Counsel of Alliance Fund Distributors, Inc. since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1991.

         MARK D. GERSTEN, 45, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. with which he has been associated since prior to 1991.

         JUAN J. RODRIGUEZ, 38, Controller, is an Assistant Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1991.

         CARLA LAROSE, 33, Assistant Controller, is a Manager of
Alliance Fund Services, Inc., with which she has been associated since 1991.

         JOSEPH J. MANTINEO, 37, Assistant Controller, is a Vice President of Alliance Fund Services, Inc. and formerly he was Manager of Fixed Income Mutual Fund Accounting for Alliance Fund Services, Inc. with which he has been associated since prior to 1991.

         VINCENT S. NOTO, 31, Assistant Controller, is an
Assistant Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1991.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1995, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                     Total         Complex,
                                     Compensation  Including the
                                     From the      Fund, as to
                                     Alliance Fund which the
                       Aggregate     Complex,      Director is a
Name of Director       Compensation  Including the Director or
of the Fund            From the Fund Fund          Trustee

John D. Carifa         $-0-          $-0-              50
Ruth Block             $3,467        $159,000          37
David H. Dievler       $2,717        $183,500          43
John H. Dobkin         $3,729        $117,200          30
William H. Foulk, Jr.  $3,729        $143,500          31
Dr. James M. Hester    $3,467        $156,000          38
Clifford L. Michel     $3,217        $133,750          37
Donald J. Robinson     $-0-          $ 66,500          38
Robert C. White        $3,467        $133,200          37

         As of October 11, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of September 30, 1996, 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employ approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies managed by the Adviser comprising 110 separate investment portfolios currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries own approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

         In May 1989, the Adviser introduced the concept of multi-market income products designed for individual investors in the United States. Since then, the Adviser has expanded its multi-market family of funds to meet the changing needs of individual investors. All these products invest in high quality, short-term global debt securities but each offers a different risk/reward profile: (i) the Fund, which was introduced in November 1990, with total net assets of approximately $47,692,427 on April 30, 1996, invests in securities with maturities of up to 12 months or less and seeks to offer a higher yield than money market funds with little fluctuation of share price;
(ii) Alliance Short-Term Multi-Market Trust, Inc. ("ASMT"), introduced in May 1989 with total net assets of approximately $735,279,108 on April 30, 1996, invests in securities with maturities of up to 3 years or less and seeks a higher yield than money market funds and certificates of deposit with limited share price fluctuation; and (iii) Alliance Multi-Market Strategy Trust, Inc., introduced in April 1991 with net assets of approximately $170,485,686 on April 30, 1996, offers the strategy of ASMT in a more conservative, open-end fund format designed to provide a higher yield than ASMT but less share price fluctuation than ASMT.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .65 of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended in 1993, 1994 and 1995 advisory fees payable to the Adviser amounted to $1,332,452, $772,916, and $451,385, respectively. Of those amounts, $327,990, $190,256 and $111,110 for fiscal years of the Fund ended in 1993, 1994 and 1995, respectively, were waived by the Adviser so that during such period, the Fund paid advisory fees in amounts aggregating $1,004,462, $582,660, and $340,275 respectively.

         The Advisory Agreement provides that the Adviser will reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities law and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

The Fund may not qualify its shares for sale in every state. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly. No reimbursements were required for the fiscal years of the Fund ended in 1993, 1994 and 1995.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods computed from each November 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party. Most recently, continuance of the Agreement was approved for the period ending October 31, 1997 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Regular Meeting held on September 10, 1996.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Mortgage Securities Income Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter") and the Adviser to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution service fees to defray expenses associated with the distribution of its shares in accordance with a plan which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fee, which provides for the financing of the Fund's shares, is designed to permit an investor to purchase Fund shares through broker-dealers without the assessment of a front-end or contingent deferred sales charge and, at the same time, to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons (as defined in the 1940 Act) are committed to the discretion of the Directors, who are not interested, then in office.

         The Agreement became effective on July 22, 1992. The Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for that purpose held on October 14, 1991.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the fiscal year ended October 31, 1995, distribution services fees for expenditures under the Agreement to the Principal Underwriter amounted to $624,994. Of that amount, $152,776 was waived by the Principal Underwriter so that during such period, the Fund paid distribution services fees for expenditures in an amount aggregating $472,218 which constituted
 .68 of 1%, annualized, of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $509,161. Of the $981,379 paid by the Fund and the Adviser under the Plan, $66,439 was spent on advertising, $11,323 on the printing and mailing of prospectuses for persons other than current shareholders, $665,135 for compensation to broker-dealers and other financial intermediaries (including, $150,010 to the Fund's Principal Underwriter), $2,438 for compensation to sales personnel and $236,044 on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and in either case by a majority of the Directors who are not interested persons, as defined in the 1940 Act, of any such party (other than as directions of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related thereto. Most recently, continuance of the Agreement was approved for the period ending October 31, 1997 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on September 10, 1996.

         All material amendments to the Agreement must be approved by a vote of the Directors or of the holders of the Fund's outstanding voting securities and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the disinterested Directors who have no direct or indirect financial interest in the Plan, the Agreement or any related agreement or by a majority vote of the outstanding shares of the Fund, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior written notice to the Principal Underwriter.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1995, the Fund paid Alliance Fund Services, Inc. $88,540 for transfer agency services.
________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the headings "Purchase and Sale of Shares-How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value, without any sales charge, through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter. The minimum for initial investments is $10,000; subsequent investments (excluding reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $1,000. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment.

         Investors may purchase shares of the Fund through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding.

A Fund business day is any day on which the Exchange is open for trading.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined, as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other mutual funds managed by the Adviser, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer and their immediate family members to urban or resort locations within or outside of the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         The Principal Underwriter is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -How to Sell Shares."

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30-day period (except for certain omnibus accounts), of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc. or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTION--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. None of the Fund, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request, except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares of the Fund. Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund has minimums of $10,000 for initial investments, $1,000 for subsequent investments and $5,000 for account balances. A shareholder subject to the minimum account balance requirement must increase his or her account balance to at least $5,000 within sixty days after notice has been mailed by the Fund of a deficient balance, or the Fund will close the account and mail a check for the proceeds to the shareholder.
The Fund intends at least once each six months to review its shareholder balances in regard to the $5,000 minimum and to send appropriate notices to shareholders with deficient accounts. The

Fund imposes no minimums for redemptions by mail or for redemptions made on an account's behalf by brokerage firms or other financial institutions. However, such firms may have internal procedures that include minimums. The minimum account balance requirement is not applicable to Retirement Plans.

         In the case of redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services."

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other mutual funds managed by the Adviser. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED PROFIT-SHARING AND MONEY PURCHASE PENSION. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair market value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid and asked prices of such currencies against the U.S. Dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS

GENERAL

         The Fund qualified for the fiscal year ended October 31, 1995 and intends to qualify in the future for each taxable year for tax treatment as a "regulated investment company" under the Code. Qualification relieves the Fund of Federal income tax liability on that part of its investment company taxable income and net capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

         The information set forth in the Prospectus and the following discussion relate solely to the United States Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the affect and applicability of Federal, state, local and foreign tax laws to their own particular situation and the possible effects of changes therein.

         In order to qualify as a regulated investment company for any taxable year, the fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or foreign currency or securities or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency, and (ii) derive less than 30% of its gross income in such years from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, options, futures or forward contracts. These requirements will limit the Fund's ability to write and purchase options, to purchase and sell futures contracts, to enter into interest rate swaps and to purchase or sell interest rate caps and floors. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth in the Fund's Prospectus under the heading "Additional Investment Considerations--Non-Diviersified Status."

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Fund and will be taxable to these shareholders in the year declared and not in the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         The Fund generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his or her subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding.

FOREIGN TAX CREDIT

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules which limit or reduce their availability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Generally, a credit for foreign taxes may not exceed the shareholder's United States tax attributable to the shareholder's total foreign source taxable income. Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a shareholder may be subject. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN CURRENCY
CONTRACTS

         Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section

1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

         Any option, futures contract, forward foreign currency contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

TAXATION OF FOREIGN SHAREHOLDERS

         The foregoing discussion relates only to United States Federal income tax law as it affects shareholders who are United States residents or United States corporations. The effects of Federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of the Fund as of October 11, 1996 consisted of 27,055,101 shares of common stock.
To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 11, 1996:

                                                 % of
Name and Address             No. of Shares       Fund

Teachers Retirement System   10,101,010.101      37.33%
 of Louisiana
8401 United Plaza Blvd.,
 3rd fl.
Baton Rouge, LA.  70809-7017

CUSTODIAN

         Brown Brothers Harriman & Co. acts as custodian for the securities and cash of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time the Fund advertises its "yield," "actual distribution rate" and "total return." The Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the Fund's net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis. The Fund may also advertise in items of sales literature an actual distribution rate which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of the Fund's total return disclose its average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). The Fund's total return for such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

         The Fund's yield for the month ended April 30, 1996 was 6.79%. The Fund's actual distribution rate for such period was 6.19%. For the period from December 3, 1990 (commencement of distribution) through April 30, 1996 the Fund's average annual total return was 2.47%. The Fund's total return for the fiscal period ended April 30, 1996 was 6.59%.

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting yield, total return and net asset value volatility may also from time to time be sent to investors or placed in newspapers and magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. In addition, the Fund may also compare its performance to other short-term investments including money market funds which, unlike the Fund, seek to maintain a stable net asset value per share. In this regard, the Fund may present quotations of money market fund performance as provided by independent organizations such as Donoghue, Inc. or another similar organization.

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1996 (UNAUDITED)                    ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)      U.S. $VALUE
-------------------------------------------------------------------------
AUSTRALIA7.7%
GOVERNMENT OBLIGATION7.7%
Australian Treasury Bill
  7.33%, 7/18/96 (a) (b)
  (cost $3,502,037)                         AU$   4,770      $ 3,691,242

MEXICO4.6%
GOVERNMENT OBLIGATION4.6%
Mexican Treasury Bill
  37.75%, 7/11/96 (a) (b)
  (cost $2,172,044)                         MXP  17,422        2,196,495

NEW ZEALAND4.5%
GOVERNMENT OBLIGATION4.5%
Government of New Zealand
  9.00%, 11/15/96 (b)
  (cost $2,017,222)                         NZ$   3,100        2,119,998

UNITED STATES83.2%
CERTIFICATES OF DEPOSIT26.1%
ABN-AMRO
  5.27%, 6/12/96 (a)(b)                     US$   2,000        1,987,945
Australia & New Zealand Banking Group Ltd.
  5.27%, 5/23/96 (a)(b)                           2,500        2,491,854
Banco Bilbao Vizcaya
  5.26%, 5/23/96 (a)(b)                           2,500        2,491,870
Bank of Nova Scotia
  5.25%, 7/22/96 (a)(b)                           2,500        2,470,072
Commerzbank AG
  5.31%, 5/23/96 (b)                        US$   2,500        2,500,000
Deutsche Bank AG
  5.04%, 7/09/96 (b)                              2,500        2,500,000
                                                             ------------
                                                              14,441,741

DEBT OBLIGATIONS14.8%
SMM Trust Co., Ltd.
  5.375%, 11/22/96
  FRN (a) (b) (c)                                 3,500        3,500,000
United Mexican States
  30.16%, 11/27/96 (c) (d)                        1,600        1,576,453
                                                             ------------
                                                               5,076,453

COMMERCIAL PAPER5.2%
Unifunding Inc.
  5.30%, 7/10/96 (a) (b)                          2,500        2,474,199

TIME DEPOSIT37.1%
Credit Agricole
  5.3125%, 5/01/96                               17,700       17,700,000
Total United States Securities
  (cost $39,705,245)                                          39,692,393

TOTAL INVESTMENTS100.0%
  (cost $47,396,548)                                          47,700,128
Other assets less liabilities0.0%                                 (7,701)

NET ASSETS100%                                               $47,692,427


(a)  Annualized yield to maturity at purchase date.

(b) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. This collateral has a total market value of approximately $28,423,675.

(c)  Stated interest rate in effect at April 30, 1996.

(d)  Restricted security, valued at fair value.

     See notes to financials.


5



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1996 (UNAUDITED)                    ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $47,396,548)           $47,700,128
  Cash                                                                  47,596
  Receivable for investment securities sold                         17,802,550
  Interest receivable                                                  408,316
  Unrealized appreciation of forward exchange currency contracts       143,658
  Receivable for capital stock sold                                      6,895
  Total assets                                                      66,109,143

LIABILITIES
  Payable for investment securities purchased                       17,700,000
  Payable for capital stock redeemed                                   372,004
  Dividend payable                                                      82,760
  Distribution fee payable                                              27,007
  Advisory fee payable                                                  19,440
  Accrued expenses and other liabilities                               215,505
  Total liabilities                                                 18,416,716

NET ASSETS                                                         $47,692,427

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    57,074
  Additional paid-in capital                                        51,113,635
  Undistributed net investment income                                  169,456
  Accumulated net realized loss on investments, options and
    foreign currency transactions                                   (4,097,418)
  Net unrealized appreciation of investments and foreign
    currency denominated assets
  and liabilities                                                      449,680
                                                                   $47,692,427

NET ASSET VALUE PER SHARE
  (based on 28,536,759 shares outstanding)                               $1.67


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1996 (UNAUDITED)   ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $1,941,237

EXPENSES
  Advisory fee                                           $164,438
  Distribution fee                                        227,684
  Administrative                                           75,474
  Audit and legal                                          51,953
  Custodian                                                47,742
  Transfer agency                                          32,547
  Registration                                             14,064
  Directors' fees                                          10,473
  Printing                                                  3,722
  Amortization of organization expenses                     2,103
  Miscellaneous                                             1,317
  Total expenses                                          631,517
  Less: Fees waived by Adviser and Distributor            (96,132)
  Net expenses                                                         535,385
  Net investment income                                              1,405,852

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (51,871)
  Net realized gain on foreign currency transactions                    90,116
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                        590,958
    Foreign currency denominated assets and liabilities                (53,498)
  Net gain on investments and foreign currency transactions            575,705

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $1,981,557


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   APRIL 30,1996    OCTOBER 31,
                                                     (UNAUDITED)       1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $ 1,405,852   $  4,487,361
  Net realized gain (loss) on investments,
    options and foreign currency transactions            38,245    (11,249,384)
  Net change in unrealized appreciation
    (depreciation) of investments, options and
    foreign currency denominated assets and
    liabilities                                         537,460        347,772
  Net increase (decrease) in net assets from
    operations                                        1,981,557     (6,414,251)

DIVIDENDS TO SHAREHOLDERS
  Net investment income                              (1,581,998)            -0-
  Tax return of capital                                      -0-    (4,174,324)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (8,485,073)   (36,943,380)
  Total decrease                                     (8,085,514)   (47,531,955)

NET ASSETS
  Beginning of period                                55,777,941    103,309,896
  End of period (including undistributed net
    investment income of $169,456 and $345,602,
    respectively)                                   $47,692,427   $ 55,777,941


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1996 (UNAUDITED)                    ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the 'Fund'), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $153,000 have been deferred and were amortized on a straight-line basis through December 1995.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the six months ended April 30, 1996, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $40,476.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the six months ended April 30, 1996. Pursuant to the advisory agreement, the Fund also paid $75,474 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $26,132 for the six months ended April 30, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the six months ended April 30, 1996, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $55,656. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


10



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

At April 30, 1996, the Fund had outstanding forward exchange currency contracts, as follows:

                                            CONTRACT    VALUE ON      U.S. $     UNREALIZED
                                             AMOUNT   ORIGINATION     CURRENT   APPRECIATION
                                              (000)       DATE         VALUE   (DEPRECIATION)
                                           ---------   ----------   ----------   -----------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 6/20/96               1,500   $1,022,181   $  983,276    $(38,905)
Italian Lira, expiring 8/16/96             2,300,000    1,419,122    1,458,471      39,349
Japanese Yen, expiring 5/07/96-6/11/96       105,000      977,607    1,004,462      26,855
Spanish Pesetas, expiring 7/25/96            121,000      954,838      946,844      (7,994)
Thailand Baht, expiring 9/28/96               30,000    1,171,646    1,174,692       3,046
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, expiring 5/07/96               290,000    2,748,815    2,774,228     (25,413)
Swedish Krona, expiring 7/25/96                6,440      957,639      947,877       9,762
Swiss Francs, expiring 6/04/96-7/18/96         6,339    5,275,809    5,132,098     143,711
Thailand Baht, expiring 6/28/96               30,000    1,177,024    1,183,777      (6,753)
                                                                                  ---------
                                                                                  $143,658


At April 30, 1996, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $318,048 and gross unrealized depreciation of investments was $14,468, resulting in net unrealized appreciation of $303,580 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1995 of $4,135,663 of which $23,238 expires in 1997, $293,011 in
1998, $104,550 in 1999, $833,703 in 2000, $240,553 in the year 2002, and
$2,640,608 in 2003.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                     APRIL 30, 1996  OCTOBER 31,  APRIL 30, 1996    OCTOBER 31,
                      (UNAUDITED)       1995        (UNAUDITED)        1995
                     ------------  ------------  --------------  --------------
Shares sold              245,703     1,085,952     $   406,924    $  1,896,175
Shares issued in
  reinvestment of
  dividends and
  distributions          437,135     1,306,475         723,114       2,239,687
Shares redeemed       (5,813,946)  (23,684,048)     (9,615,111)    (41,079,242)
Net decrease          (5,131,108)  (21,291,621)    $(8,485,073)   $(36,943,380)


12



FINANCIAL HIGHLIGHTS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS                                                     DECEMBER 3,(D)
                                                 ENDED                                                             1990
                                               APRIL 30,                  YEAR ENDED OCTOBER 31,                    TO
                                                 1996      ------------------------------------------------    OCTOBER 31,
                                             (UNAUDITED)       1995         1994         1993         1992         1991
                                            -------------  -----------  -----------  -----------  ---------  --------------
Net asset value, beginning of period           $1.66          $1.88        $1.90        $1.91        $1.98        $2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .04(b)         .11(b)       .18          .22          .19          .14
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .02           (.23)        (.12)        (.16)        (.17)        (.03)
Net increase (decrease) in net asset
value from operations                            .06           (.12)         .06          .06          .02          .11

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income
  and other sources                             (.05)            -0-        (.05)        (.07)        (.09)        (.13)
Tax return of capital                             -0-          (.10)        (.03)          -0-          -0-          -0-
Total dividends and distributions               (.05)          (.10)        (.08)        (.07)        (.09)        (.13)
Net asset value, end of period                 $1.67          $1.66        $1.88        $1.90        $1.91        $1.98

TOTAL RETURN:
Total investment return based on net
  asset value(a)                                4.02%         (6.35)%       3.27%        3.51%        1.26%        6.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $47,692        $55,778     $103,310     $149,623     $318,716   $1,059,222
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.12%(c)       1.97%        1.70%        1.54%        1.59%        1.85%(c)
  Expenses, before waivers/reimbursements       2.50%(c)       2.35%        2.08%        1.92%        1.87%        1.85%(c)
  Net investment income                         5.56%(c)       6.46%        3.96%        5.14%        7.21%        7.29%(c)


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)  Based on average shares outstanding.

(c)  Annualized.

(d)  Commencement of operations.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                          PRINCIPAL
                                            AMOUNT
                                             (000)     U.S.$VALUE
------------------------------------------------------------------
MEXICO-9.1%
GOVERNMENT OBLIGATION-9.1%
Mexican Treasury Bills
  46.50%, 11/01/95(a)(b)                MXP 13,250    $ 1,876,989
  38.00%, 1/04/96(a)(b)                     10,000      1,307,943
  45.00%, 2/08/96(a)(b)                     14,890      1,879,433

Total Mexican Securities
  (cost $5,578,441)                                     5,064,365

NEW ZEALAND-7.3%
GOVERNMENT OBLIGATION-7.3%
Government of New Zealand
  8.00%, 11/15/95(a)
  (cost $3,893,406)                     NZ$  6,200      4,091,392

UNITED STATES-86.9%
DEBT OBLIGATIONS-57.2%
Abbey National
  5.61%, 12/22/95(a)(b)                 US$  3,000      2,978,901
ABN - AMRO
  5.67%, 11/03/95(a)(b)                      2,500      2,498,820
Bank One Funding
  5.72%, 11/30/95(a)(b)                      3,000      2,986,509
BBV Finance
  5.63%, 12/15/95(a)(b)                      3,000      2,981,154
Caisse Des Depots Et Consign
  5.69%, 12/28/95(a)(b)                      3,000      2,990,223
Commerzbank
  5.68%, 12/29/95(a)(b)                      2,000      1,993,408
Commonwealth Bank of Australia
  5.67%, 11/01/95(a)(b)                      3,000      2,999,748
Deutsche Bank Financial
  5.70%, 11/13/95(a)(b)                      3,000      2,993,619
SMM Trust Co., Ltd.
  6.25%, 11/22/96 FRN(a)(b)(c)          US$  3,500(a)   3,498,950
Svenska Handelsbanken
  5.71%, 11/16/95(a)(b)                      3,000      2,992,272
Toronto Dominion
  5.68%, 12/08/95(a)(b)                      3,000      2,983,557
                                                       31,897,161

GOVERNMENT OBLIGATION-14.3%
US Treasury Bill
  5.27%, 12/14/95(a)(b)                      8,000      7,951,721

CERTIFICATES OF DEPOSIT-10.7%
National Bank of Detroit
  5.75%, 11/10/95(a)                         3,000      3,000,000
Societe Generale Bank
  5.75%, 12/18/95(a)                         3,000      3,000,000
                                                        6,000,000

TIME DEPOSITS-4.7%
Wachovia Bank
  5.90%, 11/01/95                            1,400      1,400,000
WestDeutsche Landesbank
  5.56%, 1/09/96                             1,200      1,200,000
                                                        2,600,000

Total United States Securities
  (cost $48,420,170)                                   48,448,882

TOTAL INVESTMENTS-103.3%
  (cost $57,892,017)                                   57,604,639
Other assets less liabilities-(3.3%)                   (1,826,698)

NET ASSETS-100%                                       $55,777,941


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. This collateral has a total market value of approximately $55,004,639.

(b)  Annualized yield to maturity at purchase date.

(c)  Stated interest rate in effect at October 31, 1995.

     Glossary:
     FRN - Floating Rate Note.
     See notes to financials.


4



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $57,892,017)           $57,604,639
  Cash                                                                  91,302
  Receivable for investment securities sold                          7,982,833
  Interest receivable                                                  277,974
  Unrealized appreciation of forward exchange currency contracts       200,349
  Deferred organization expenses                                         2,103
  Total assets                                                      66,159,200

LIABILITIES
  Payable for investment securities purchased                        9,830,031
  Payable for capital stock redeemed                                   156,561
  Dividend payable                                                     103,295
  Distribution fee payable                                              32,563
  Advisory fee payable                                                  23,443
  Accrued expenses and other liabilities                               235,366
  Total liabilities                                                 10,381,259

NET ASSETS                                                         $55,777,941

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    67,336
  Additional paid-in capital                                        59,588,446
  Undistributed net investment income                                  345,602
  Accumulated net realized loss on investments, options and
    foreign currency transactions                                   (4,135,663)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                        (87,780)
                                                                   $55,777,941

NET ASSET VALUE PER SHARE (based on 33,667,867 shares outstanding)       $1.66


See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995                   ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $11,773)              $ 5,856,735

EXPENSES
  Advisory fee                                        $  451,385
  Distribution fee                                       624,994
  Audit and legal                                        131,274
  Administrative                                         117,374
  Custodian                                              102,423
  Transfer agency                                         88,540
  Registration                                            32,011
  Amortization of organization expenses                   30,908
  Printing                                                23,401
  Directors' fee                                          21,090
  Miscellaneous                                            9,860
  Total expenses                                       1,633,260
  Less: Fees waived by Adviser and Distributor          (263,886)
  Net expenses                                                       1,369,374
  Net investment income                                              4,487,361

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (2,640,608)
  Net realized loss on options and foreign currency transactions    (8,608,776)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                        266,102
    Options and foreign currency denominated assets and liabilities     81,670
  Net loss on investments and foreign currency transactions        (10,901,612)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(6,414,251)


See notes to financial statements.


6



STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                         1995          1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  4,487,361   $  4,704,704
  Net realized loss on investments, options
    and foreign currency transactions               (11,249,384)    (1,871,590)
  Net change in unrealized depreciation of
    investments, options and foreign currency
    denominated assets and liabilities                  347,772        567,711
  Net increase (decrease) in net assets from
    operations                                       (6,414,251)     3,400,825

DIVIDENDS TO SHAREHOLDERS
  Net investment income                                      -0-    (3,536,509)
  Tax return of capital                              (4,174,324)    (1,463,462)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (36,943,380)   (44,713,749)
  Total decrease                                    (47,531,955)   (46,312,895)

NET ASSETS
  Beginning of year                                 103,309,896    149,622,791
  End of year (including undistributed net
    investment income of $345,602
    at October 31, 1995)                            $55,777,941   $103,309,896


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized loss on options and foreign currency transactions of $8,608,776 represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $153,000 have been deferred and are being amortized on a straight-line basis through December 1995.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATIONS OF NET ASSETS
As of October 31, 1995, differences totalling ($32,565) and ($10,072,238) were reclassified from undistributed net investment income and accumulated net realized loss on investments to additional paid-in-capital, respectively. These reclassifications were the result of permanent book to tax differences resulting from foreign currency losses and tax return of capital distributions. These reclasses had no effect on net investment income, net realized gains and losses and net assets.


8



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1995, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $111,110.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the year ended October 31, 1995. Pursuant to the advisory agreement, the Fund also paid $117,374 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $88,540 for the year ended October 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1995, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $152,776. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

At October 31, 1995, the Fund had outstanding forward exchange currency contracts, as follows:


                                 CONTRACT   VALUE ON    U.S. $     UNREALIZED
                                  AMOUNT  ORIGINATION   CURRENT   APPRECIATION
                                   (000)      DATE       VALUE   (DEPRECIATION)
                                 -------  ----------  ---------- --------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------
Australian Dollars,
  expiring 12/18/95                4,600  $3,465,736  $3,497,390    $ 31,654
British Pounds,
  expiring 1/25/96                   810   1,275,467   1,278,088       2,621
Canadian Dollars,
  expiring 11/17/95                  750     546,050     558,181      12,131
Deutsche Marks,
  expiring 12/04/95-1/22/96        6,300   4,426,956   4,490,094      63,138
Japanese Yen,
  expiring 1/11/96               140,000   1,430,981   1,384,758     (46,223)
New Zealand Dollars,
  expiring 11/06/95                2,707   1,805,278   1,785,841     (19,437)
Thailand Baht,
  expiring 6/28/96                30,000   1,171,646   1,162,324      (9,322)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
British Pounds,
  expiring 1/25/96                   810   1,271,700   1,277,986      (6,286)
Canadian Dollars,
  expiring 11/17/95                4,250   3,175,330   3,163,893      11,437
Deutsche Marks,
  expiring 1/22/96                 9,138   2,710,463   2,851,973    (141,510)
Japanese Yen,
  expiring 1/11/96               310,000   3,457,935   3,065,325     392,610
New Zealand Dollars,
  expiring 11/15/95-11/21/95       5,200   3,376,662   3,427,771     (51,109)
Swiss Francs,
  expiring 12/04/95-1/18/96        5,139   4,510,067   4,549,422     (39,355)
                                                                    $200,349


For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration


10



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended October 31, 1995 were as follows:


                                              NUMBER OF
                                              CONTRACTS     PREMIUMS
                                              ---------    ---------
Options outstanding at beginning of year          -0-      $     -0-
Options written                                    2         10,533
Options expired                                   (2)       (10,533)
Options outstanding atend of year                 -0-      $     -0-


At October 31,1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $231,764 and gross unrealized depreciation of investments was $519,142, resulting in net unrealized depreciation of $287,378 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1995 of $4,135,663 of which $23,238 expires in 1997, $293,011 in
1998, $104,550 in 1999, $833,703 in 2000, $240,553 in the year 2002, and
$2,640,608 in 2003.

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:


                                 SHARES                       AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            1995          1994           1995           1994
                       ------------  ------------  -------------  -------------
Shares sold              1,085,952     2,858,942   $  1,896,175   $  5,387,971
Shares issued in
  reinvestment of
  dividends and
  distributions          1,306,475     1,480,493      2,239,687      2,789,287
Shares issued in
  connection with
  the acquisition
  of Alliance
  Multi-Market
  Income Trust, Inc             -0-    6,394,561             -0-    12,128,360
Shares redeemed        (23,684,048)  (34,551,165)   (41,079,242)   (65,019,367)
Net decrease           (21,291,621)  (23,817,169)  $(36,943,380)  $(44,713,749)


NOTE F: ACQUISITION OF THE ALLIANCE MULTI-MARKET INCOME TRUST, INC.
On September 1, 1994, the Fund acquired all the net assets of the Alliance Multi-Market Income Trust, Inc., ("AMIT") pursuant to a plan of reorganization approved by AMIT's shareholders on August 26, 1994. The acquisition was accomplished by a tax-free exchange of 6,394,561 shares of the Fund for 6,522,868 shares of AMIT on September 1, 1994. The aggregate net assets of the Fund and AMIT immediately before the acquisition were $98,723,196 and $11,362,742 (including unrealized depreciation of $765,618), respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $110,752,410.


11



FINANCIAL HIGHLIGHTS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDINGTHROUGHOUT EACH
PERIOD

                                                                                                DECEMBER 3,
                                                                                                 1990 (A)
                                                              YEAR ENDED OCTOBER 31,                TO
                                                   -----------------------------------------    OCTOBER 31,
                                                      1995       1994       1993       1992         1991
                                                   --------- ---------  ---------  ---------  --------------
Net asset value, beginning of period                 $1.88      $1.90      $1.91      $1.98        $2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  .11(d)     .18        .22        .19.          14
Net realized and unrealized loss on investments
  and foreign currency transactions                   (.23)      (.12)      (.16)      (.17)        (.03)
Net increase (decrease) in net asset value from
  operations                                          (.12)       .06        .06        .02          .11

LESS:DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and other
  sources                                               -0-      (.05)      (.07)      (.09)        (.13)
Tax return of capital                                 (.10)      (.03)        -0-        -0-          -0-
Total dividends and distributions                     (.10)      (.08)      (.07)      (.09)        (.13)
Net asset value, end of period                       $1.66      $1.88      $1.90      $1.91        $1.98

TOTAL RETURN:
Total investment return based on net asset value(b)  (6.35)%     3.27%      3.51%      1.26%        6.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $55,778   $103,310   $149,623   $318,716   $1,059,222
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.97%      1.70%      1.54%      1.59%        1.85%(c)
  Expenses, before waivers/reimbursements             2.35%      2.08%      1.92%      1.87%        1.85%(c)
  Net investment income                               6.46%      3.96%      5.14%      7.21%        7.29%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.


12



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLLIANCE WORLD INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Income Trust, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 11, 1995

                           APPENDIX A

                   DESCRIPTION OF OBLIGATIONS
             ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES


         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B

                BOND AND COMMERCIAL PAPER RATINGS


STANDARD & POOR'S BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH INVESTORS SERVICE BOND RATINGS

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, l, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2
COMMERCIAL PAPER RATINGS

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                           APPENDIX C

            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial, deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes, that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD
CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

            APPENDIX D: ADDITIONAL INFORMATION ABOUT
                    THE UNITED MEXICAN STATES
________________________________________________________________


         The information in this section is based on material obtained by the Fund from various Mexican governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Mexico, its economy, or the consequences on investing in Mexican Government Securities.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91 million.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.7% in 1996.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney

General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with more than 170 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF") and the World Bank. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and has held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). As of December 1995, the PAN held four governorships. The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with

16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995.

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents.

         The Government has renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participations in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996. Talks with the insurgents have continued but are currently on hold.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events were the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. On January 17, 1995, the major political parties of Mexico entered into a new accord to further the opening of the political process in Mexico. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which has been part of the executive branch, will become part of the judicial branch.



Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico has been a member of GATT since 1986 and a member of the WTO since January 1, 1995. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the Peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a bank that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         RECENT DEVELOPMENTS. Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995. The peso/dollar exchange rate announced by Banco de Mexico on September 13, 1996 (to take effect on the second business day thereafter) for the payment of obligations denominated in dollars and payable in pesos was 7.5139 pesos to the U.S. Dollar.

         In the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support have been and will be used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package is up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding Tesobono balance was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of June 30, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995.

Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports (including in-bond industries) decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. According to preliminary information, Mexico registered a surplus in its trade balance of $1,942 million during the first quarter of 1996 as compared with a trade surplus of $597 million in the same period of 1995. Overall, the trade balance reached a surplus of $4,588 million in the first seven months of 1996, as compared with a trade surplus of $3,855 million during the same period of 1995. During the first half of 1996, Mexico's current account balance registered a position balance of $523 million, as compared with a deficit in the current account of $751 million in the same period of 1995.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On September 6, 1996, Mexico's international reserves amounted to $15,528 billion, as compared to $6.148 billion at December 31, 1994 and $24,538 billion at December 31, 1993.

         According to preliminary figures, during 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. During the first quarter of 1996, according to preliminary estimates, real GDP decreased by 1.0%, as compared with the same period of 1995 and during the second quarter of 1996, real GDP grew by 7.2% as compared with the same period of 1995. The increase is the first positive change after five consecutive negative quarters.

         On May 31, 1995, President Zedillo announced the 1995-2000 National Development Plan, which continues the economic policy initiatives of promoting vigorous and sustainable economic growth. The Plan calls for measures to increase domestic savings and to encourage more direct foreign investment. The Plan further requires that the Mexican government seek to maintain fiscal discipline and maintain an exchange rate policy that avoids overvaluation and is conducive to price stability. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican

Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1995 and for each of the eight months ended August 1996.

                        Free Market Rate    Controlled Rate
                        ________________    _______________

                        End of             End of
                        Period    Average  Period    Average
                        ______    ________ _______   _______

1981. . . . . . .          26        24        --       --
1982. . . . . . .         148        57        96        57
1983. . . . . . .         161       150       143       120
1984. . . . . . .         210       185       192       167
1985. . . . . . .         447       310       371       256
1986. . . . . . .         915       637       923       611
1987. . . . . . .       2.209     1.378     2.198     1.366
1988. . . . . . .       2.281     2.273     2.257     2.250
1989. . . . . . .       2.681     2.483     2.637     2.453
1990. . . . . . .       2.943     2.838     2.939     2.807
1991. . . . . . .       3.075     3.016     3.065*    3.007*
1992. . . . . . .       3.119     3.094       --        --
1993. . . . . . .       3.192     3.155       --        --
1994. . . . . . .       5.325     3.222       --        --
1995                    7.643     6.419       --        --
1996
  January               7.391     7.504       --        --
  February              7.539     7.504       --        --
  March                 7.548     7.574       --        --
  April                 7.404     7.471       --        --
  May                   7.401     7.434       --        --
  June                  7.611     7.542       --        --
  July                  7.611     7.623       --        --
  August                7.493     7.514       --        --
* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced. These policies lowered the consumer inflation rate from 159.2% in 1987, to 19.7% in 1989, 29.9% in 1990, 18.8% in
1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in 1994.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. Under the later of these two accords, tax benefits were proposed for workers receiving salaries not exceeding twice the minimum wage and asset taxes to be reduced to 1.8%.

         In October, 1995, the Government business, labor and agriculture sections of the economy entered a new accord, the Alliance for Economic Recovery (the "ARE"). Key elements of the ARE included: (i) maintenance of the floating exchange rate policy announced in December 1994, (ii) an inflation target for 1996 (December 1995 to December 1996) of 20.5% and a targeted increase in real GDP during 1996 of 3.0%; (iii) a commitment in principle by business to absorb as much as possible cost increases stemming from the raising of prices and fees charged by the public sector within the ARE; (iv) a commitment by representatives of the agriculture sector to improve productivity, profitability and reduce the food trade deficit;
(v) a commitment by the government to balance the tax incentives to be given to productive activities and employment with gradual increases in the prices of public sector goods and services and a reduction in real terms of 4.7% in public current expenditure with a view to achieving a balanced fiscal budget and (vi) an increase in the minimum wage of 22%, with other salaries to be negotiated between employers and workers.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well a decline in real wages for much of the population during 1995. Inflation during 1995 (as measured by the increase in the National Consumer Price Index), was 52.0%, as compared with 7.1% during 1994. Inflation during the first seven months of 1996 was 16.94%, as compared with 35.63% during the same period of 1995.


         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1995 and for the seven months ended July 31, 1996.

                                  Annual
                                  Increases in
                                  National Consumer
                                  Price Index
                                  _________________

1981 .................................. 28.7%
1982................................... 98.9
1983................................... 80.8
1984................................... 59.2
1985................................... 63.7
1986...................................105.7
1987...................................159.2
1988................................... 51.7
1989...................................  9.7
1990................................... 29.9
1991................................... 18.8
1992................................... 11.9
1993...................................  8.0
1994...................................  7.1
1995................................... 37.2
1996(1)................................ 16.94

(1)  For the seven months ended July 31.

Source: Banco de Mexico.

    MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years
1990 through 1996 at historical and constant prices.

                             Gross              Change from
           Gross             Domestic Product   Prior Year at
           Domestic Product  at 1980 Prices(1)  Constant Prices
           ________________  _________________  _______________

            (millions of Mexican New Pesos)      (percentage)


1991. . . .    865,166               5,463            3.6
1992. . . .  1,019,156               5,616            2.8
1993. . . .  1,145,382               5,659            0.7
1994. .      1,272,799               5,858            3.5
1995(2).     1,604,368               5,452           (6.9)
1996(2)(3)   2,285,266               1,270.4(4)       3.0


(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.
(2) Preliminary.
(3) Annualized.
(4) Constant peso with purchasing power at December 31, 1993.

Source: Ministry of Finance and Public Credit

    INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day Cetes, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIEE") for the periods listed below:

               Average Cetes and Interest Rates
                  _________________________________

                          28-Day   91-Day
                          Cetes    Cetes    CPP      TIIP    TIIE
                          _____    _____    _____    _____   _____

1990:
     Jan.-June            41.2     40.7     43.2%    _____   _____
     July-Dec.            28.3     29.4     31.0     _____   _____
1991:
     Jan.-June            21.2     21.7     24.3     _____   _____
     July-Dec.            17.3     18.0     20.8     _____   _____
1992:
     Jan.-June            13.8     13.8     16.9     _____   _____
     July-Dec.            17.4     18.0     20.7     _____   _____
1993:
     Jan.-June            16.4     17.3     20.9     20.4(1) _____
     July-Dec.            13.5     13.6     16.2     16.1    _____
1994:
     Jan.-June            13.0     13.5     14.2     15.3    _____
     July-Dec.            15.2     15.7     16.8     20.4    _____
1995:
     Jan.-June            55.0     54.3     49.6     63.6    71.2(2)
     July-Dec.            41.9     42.2     40.7     44.5    44.5

1996:
     January              41.0     41.6     40.2     42.7    42.7
     February             38.6     40.7     35.9     40.1    40.1
     March                41.4     43.0     39.1     43.6    43.6
     April                35.2     37.1     35.2     36.9    36.6
     May                  28.5     31.1     29.4     30.1    30.3
     June                 27.8     29.6     27.1     30.1    30.1
     July                 31.3     31.7     29.2     33.5    33.5
     August               26.5     29.2     27.5     29.5    29.4


(1) February-June average
(2) Average for the last two weeks of March
Source: Banco de Mexico













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